UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08649
EII Realty Securities Trust

(Exact name of registrant as specified in charter)
640 Fifth Avenue, 8th Floor
New York, NY 10019

(Address of principal executive offices) (Zip code)
Richard J. Adler
640 Fifth Avenue, 8th Floor
New York, NY 10019

(Name and address of agent for service)
registrant’s telephone number, including area code: 212-735-9500
Date of fiscal year end: June 30
Date of reporting period: June 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Report to Shareholders is attached herewith.

June 30, 2011
Annual Report

888-323-8912

E.I.I. REALTY SECURITIES TRUST

Table of Contents

Letter to Shareholders	1

Disclosure of Fund Expenses	21

Portfolio Sectors	22

Schedules of Investments	23

Statements of Assets and Liabilities	31

Statements of Operations	32

Statements of Changes in Net Assets	33

Financial Highlights	36

Notes to the Financial Statements	39

Report of Independent Registered Public Accounting Firm	47

Additional Information	48

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund’s objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by BNY Mellon Distributors Inc. 760 Moore Rd., King of Prussia, PA 19406.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

June 30, 2011

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six month period ended June 30, 2011, the E.I. I. Realty Securities Fund rose 12.0% on a per share basis compared to 10.2% for the FTSE/NAREIT Equity Index. For the fiscal year ended June 30, the Fund rose 35.0% compared to the Index gain of 33.6%.

In the first half of 2011, the U.S. economic recovery has been slowed by a series of events both domestic and international. Internationally, rising oil prices stemming from Middle East turmoil slowed consumer spending and the impact of the devastating earthquake and tsunami in Japan disrupted supply in sectors such as automobiles. In Europe the struggle by authorities to prevent a Greek default and the contagion to other peripheral countries has become the ultimate cycle testing of the Euro, with the European banking system held hostage, and by extension US banks and money market funds. Domestically the Federal Reserve’s second round of quantitative easing (“QE2”) succeeded in further lowering interest rates, but raised inflation concerns. The ending of the program in June raised expectations for rising interest rates. The fiscal policy conundrum surrounding the approaching Treasury debt ceiling indicated more restrictive fiscal policy to constrain ongoing double digit fiscal deficits, and was reinforced by bruising battles in many states required to balance state budgets. All these challenges slowed Gross National Product growth down toward 1%, below “stall speed”, barely qualifying as a recovery, resulting in a resurgent unemployment back up to 9.2%.

Ironically, this “slog” (short for “slow laborious growth”) has proven to be a favorable environment for commercial real estate, particularly the higher quality better financed operators which is the characteristic of many Real Estate Investment Trusts (“REITs”). The US REIT sector produced solid performance. For the first half of the 2011 (“1H11”) period, REIT returns were +10.2% versus +6.0% for the S&P 500. It is noted that most of the sector has been fairly range bound since late April. We have also seen a modest uptick in volatility over this period, with standard deviation moving from 16% to 17%. We would attribute the move in volatility more to the “risk-on/risk-off” macro environment than to anything more specific to the REIT sector.

Demand for commercial real estate has increased dramatically since the end of the financial crisis, resulting in a sharp increase in transaction activity across asset classes. This price discovery has gone a long way towards validating public real estate securities valuations as private market cap rates are essentially in line with implied cap rates on public real estate securities.

REITs competitive advantage has centered around access to capital which they have been actively deploying. In addition to many property acquisitions there were sizable mergers announced and completed, among them Prologis and AMB Properties creating the largest industrial REIT, and Ventas and Nationwide Health Properties creating one of the largest healthcare REITs. These large mergers were accompanied by major debt and equity financings by the merged companies. In addition to conventional financing activity, the use of at-the- market (ATM) offerings by REITs has increased in past quarters including $2.3 billion of filings in the 2Q period, with the largest filer being Boston Properties (BXP) at $600 million. ATM’s are a “stealthier” and cheaper way for companies to issue new equity without the cost and potential discounting associated with a full blown road show and marketing of a deal. ATM’s give companies the flexibility to issue shares directly into the market on days when demand is strong and execution can be maximized. providing efficiency and lower cost. In REIT debt markets, spreads tightened by roughly 35bps in the 2Q period, even taking into account a widening of spreads in the month of June. Unsecured spreads are currently at average spread of 200bps over treasuries, about 100bps tighter than the five year average. Relative to Baa corporate bonds, REIT spreads have widened out moderately since the Spring. We have seen about six unsecured bond offerings in the REIT sector in the past few months ranging in size from $250 to $700 million and effective yields as low as 4.7% on a 10 year deal by Camden Property Trust (CPT).

Portfolio Investments:  We initiated several new positions during the period across the office, healthcare, industrial, retail mall, and storage sectors. In office, we purchased shares of Highwoods Properties (HIW) and gained exposure to suburban office. While we do not anticipate a sharp rebound in suburban office fundamentals in the near-term, we do believe that many of HIW’s markets have bottomed and HIW has proven to be a reliable allocator of capital. In the healthcare sector, we reestablished a position in Healthcare REIT (HCN) following their announcement to acquire the operating assets of Genesis Healthcare. We also added DCT Industrial (DCT) to our portfolios. The company achieved strong leasing activity in 4Q10, and we believe that leasing activity should accelerate through 2011. We initiated two new positions in the quarter, General Growth Properties (GGP) and Sovran Self Storage (SSS). GGP re-emerged from bankruptcy in late 2010 with a new

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2011

management team and improved capital structure. Sovran is a smaller cap self storage company that operates in many of the same markets as its large cap peer, Public Storage, but trades at a discounted valuation. We selectively added to several core positions over the course of the quarter and they included AvalonBay and BRE Properties in apartments, Prologis in the industrial sector, Alexandria Equities in specialty office and Urstadt Biddle in retail. On the sales side, we exited our position in Digital Realty (DLR) as the stock recovered from its 4Q10 sell-off. Although DLR is the best-in-class player within the data center space, we have struggled with the sector’s valuation and how to price in the potential for obsolescence. We took profits in several positions including Biomed Realty in specialty office, Douglas Emmett in office, Equity Residential in apartments, and Host Hotels in the lodging space.

Property Analysis

Regional Malls

The recovery in mall fundamentals is much firmer, in our view and demand for space from retailers has improved dramatically. Mall management teams are reporting that demand is strong enough to begin pushing rents in select assets where pricing leverage has shifted to the landlord. The Internet has yet to pose major issues for mall portfolios, in general, but the risk could rise as key mall tenants, such as Macy’s invest heavily in Internet strategies. Two mall transactions warrant noting with CBL selling a 50% joint venture interest in three of its best malls that generate sales of over $400 per square foot at a cap rate in the low 6% range, and a sale of an interest in a Class A fortress mall — King of Prussia — is scheduled to close in the low 5% range. Westfield is marketing a 17 property portfolio of its lowest productivity U.S. assets which we estimate it values at a yield in the mid-7% range. Pricing and completion of the sale is being closely followed for better price discovery of lower quality malls.

Shopping Centers

For the first half of 2011, shopping center results have been impacted by continued high portfolio churn with three notable bankruptcies affecting performance. However, we feel that the tide should turn in the second half of the year given relatively strong leasing activity completed in the second half of 2010 and thus far this year as tenants take occupancy of space. Demand from tenants for large box or junior anchor space remains strong, so portfolios providing these larger facilities should be able to be leased. Business lost to internet sales is likely to continue to impact the results of traditional bricks and mortar retailers tempering stronger occupancy gains that should be typical in this stage of the business cycle. The damage started with the books and music categories and has spread to the electronics and office supply categories. Although Internet sales are only 4.5% of total US retail sales, Internet sales are growing rapidly and the impact is disproportionately felt in the categories mentioned above — key shopping center tenants. Capitalization (cap) rates for well anchored shopping centers have continued to compress and we could see some sales break the 6% rate mark for the highest quality product. Management teams have reported that B product cap rates have gone below 7% and the more tertiary market cap rates are trading into the low 7% range.

Healthcare

Healthcare REIT portfolios continue to remain overweight in the triple net lease structured investment, which limits sector exposure to changes in economic activity. The exception is investment in senior housing portfolios where companies have direct exposure to operator performance. Given the economic headwinds that have developed, we would expect these names to perform well; however, the Centers for Medicare & Medicaid Service’s (CMS’s) proposal to cut nursing home funding by up to 11.3% cast a cloud over this space. We also have seen states such as Texas propose relatively large cuts to Medicaid funding in the range of approximately 10% and other states in the low to mid single digit range, which we believe is manageable for nursing home operators. CMS will finalize Medicare funding for fiscal 2012 and/or the U.S. Congress could take up the issue through debt reduction measures where any cut could be scored against debt reduction. Our best case scenario is a cut in the 5%–7% range. We would anticipate stocks to trade well if the cut is of this magnitude, which we also view as manageable for nursing home operators. Healthcare REIT nursing home portfolio rental coverage levels are quite manageable with room to absorb funding cuts.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2011

Lodging

The general outlook for the hotel sector is that revenue per available room (RevPAR) will grow 6%–8% during 2011, and the lodging REIT’s provided guidance that is in line with the industry projection. Demand is on the decline from peak levels, but is still growing at a pace, up +5% in May according to Smith Travel Research, that is well in excess of the 2% historical average. Supply is well below its roughly 2% long-term average and possibly still declining. As a result, YTD through May, occupancy has risen 5.2% according to Smith Travel Research (STR). The lower vacancy along with positive mix shift, and better group bookings are providing operators with improved pricing power. Year-to-date, Average Daily Rate (ADR) has increased 3.3%, but is accelerating, up +4.0% in May. The fundamentals for the upper upscale segment, where the REIT’s are focused, are currently lagging the industry, but they are expected to improve as group demand strengthens. Overall, the top line growth, particularly the rate growth, is expected to improve net income. Margins are generally projected to expand 100–200 bps this year, and growth should increase in the second half. On the investment side, Lodging investors are still pursuing low double-digit unlevered returns for core properties, with initial cap rates in the 5%–7% range for high-quality hotels in major markets. Return hurdles are probably in the mid teens for assets outside the top 25 markets and for repositioning projects. The market remains bifurcated with significantly more demand and transparency for core assets. The public REIT’s, who have the greatest access to capital, continue to win the majority of deals.

Storage

The storage sector’s recovery appears steady, but isn’t expected to accelerate materially in the near-term. The property type is usually considered defensive due to its low correlation to macro indicators, but it should offer upside given its short lease term and a history of tracking class B apartment rents. Supply remains negligible. Development loans remain unavailable, and the long stabilization period for storage properties makes development unattractive. Demand is relatively modest, but the housing recovery hasn’t found a pulse yet. Rentals are flat to up slightly, but vacates are running at lower than historical levels. As a result, modest absorption is occurring. Discretionary users such as, contractors and small businessmen, are still largely absent. Despite this missing customer group, occupancy is close to peak levels, with vacancy at high-quality properties in the 10%–15% range. Occupancy grew 1.5% year over year (“YOY”) in the first quarter. The rising absolute level of occupancy is benefitting pricing power. Average YOY rental rate growth has been positive for two consecutive quarters, up roughly 1%. For 2011, revenues are anticipated to increase 3%, and expenses are expected to rise roughly 2.3%. This should result in same-store NOI growth of roughly 3.3%.

Apartments

The two factors that have led to one of the best operating environments for apartment REITs are the lack of supply and favorable demographics. Both trends seem to be well known to the market but the rebound in rents that began in the middle of last year was driven by a firming in the employment market. The jobless rate among the age cohort with the highest propensity to rent saw a dramatic bounce that has continued into 2011. The final catalyst that has driven better than expected growth for the apartment REITs was the continued drop in the homeownership rate. All of these components have created one of the tightest supply/demand pictures in recent memory thus allowing landlords to push rents aggressively. While permitting has began to pick up in select markets, supply is not expected to come back to historical levels until late 2012, early 2013, giving the apartments REITs another 12–18 months of market power. Apartments have continued to perform well in 2011. Throughout April and May, revenues per available unit (RevPAU) were up +6.0% year-over-year, trending ahead of the historical 2.2% average. Quarter-over-quarter, RevPAU in 2Q11 was up over 2.6% in 2Q11 compared to +1.0% in 1Q11 and 0.2% in 4Q10. Improvement in markets continues to be broad based, however the weaker markets are catching up. Same-store revenue growth guidance of 3–6% for the apartment REITs seems to fairly reflect the strong tail winds the sector has and will continue to benefit from.

Industrial

As previously reported, the global credit crunch had an outsized impact on demand for industrial real estate driving vacancies up 5-6% and rents down 15% from peak. In 2010, leasing activity picked up sharply on strong inventory rebuilds, a recovery in consumer demand, and a sharp rebound in trade. The national vacancy rate has stabilized at about 14% according to CBRE, and is showing signs of declining further in 2Q 2011. While vacancy stabilized, rents rolled down approximately 10%

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2011

for US REITs resulting in 2010 Net Operating Income (“NOI”) down 4% versus 2009. Leasing spreads are expected to remain negative in 2011, offset however by rising occupancy. Coastal markets such as Southern California, Seattle, Houston, Northern New Jersey, Savannah, and Miami started to recover first and are seeing rents increase/stabilize early in 2011. Chicago and Dallas are seeing good leasing activity, and we now expect rents to firm by second half 2011. Markets like Phoenix, Tampa, Orlando and Las Vegas face a long road to recovery. Large tenants led the way in 2010 due to better credit and desire to consolidate/optimize facilities. We expected the recovery to expand to smaller tenants as well in 2011, but that hasn’t materialized in a significant way.

Office

The U.S. office market continued to show signs of recovery in 2011, reporting positive net absorption for the fourth consecutive quarter. According to Jones Lang LaSalle, the national vacancy rate fell 0.3% in 2Q 2011 to 18.1%. The number of markets participating in recovery has expanded materially from 2010. That said, conditions in the prime Central Business District (“CBD”) markets are much better with vacancy closer to 15%, while the suburbs average 19–20%. Material rent growth is being reported in New York, San Francisco and parts of Boston. Washington DC is disappointing with vacancy unchanged as tenants remain on hold pending government budgetary constraints. Vacancy for US office REITs averages about 10%, much better than national averages due to better management, markets and properties. Property NOI was down roughly 3% in 2010 versus 2009, due to lower occupancy and rental comparisons. We expect modest improvement in property NOI in 2011, i.e. -2%, as a recovery in NOI lags the recovery in market fundamentals due to long term leases. Private market cap rates for prime CBD markets compressed another 50 bps in 2Q11, and we see prime market cap rates at roughly 5.0-6.0%, second tier cities at 6.0-7.0%, tertiary 7.0-9.0%. We estimate office values remain 10–15% below prior peak. Values for suburban markets haven’t recovered much yet, and transactions are just beginning to occur. We expect excess demand for CBD to flow into select secondary markets in 2011.

Outlook:  The US REIT sector has continued to perform admirably through the first half of 2011, and while we believe the group is on average close to fair value, the macro and micro underpinnings of the current environment are such that REITs may be poised to produce potentially attractive absolute and relative returns for the next 12 to 24 months.

From a macro perspective, it appears that we are more firmly in a state of below trend economic growth as housing and employment continue to be slow to recover. Corporate America has de-levered and is on a solid growth trajectory. The US consumer is in recovery mode and their personal balance sheet has also improved materially over the past two years. The public sector will continue to struggle with underfunded liabilities and federal debt structure that is unsustainable in the long term. Under this scenario, we would expect central bank monetary policy to remain dovish at least through the 2012 presidential election and we see a high probability of voter friendly initiatives as we get closer to November of 2012.

From a micro perspective, all major property sectors have bottomed and are at various stages of recovery. As a result, we anticipate an opportunity for cash flow growth and dividend growth rates over the next two years. This growth may come from a combination of recovering metrics from existing operating portfolios coupled with material external growth activity.

We thank you for the support and confidence you have placed in us.

Sincerely,

Richard J. Adler
President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities — Institutional Shares

June 30, 2011
(Unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. Realty Securities Fund and the FTSE NAREIT Equity
Index(1) and the Wilshire Real Estate Securities Index(1) From Inception (June 11, 1998) through June 30, 2011

An index is a unmanaged and does not include account charges, fees and other expenses.

	Returns for the Year Ended June 30, 2011
	Average Annual Total Return
	One**	Five	Ten	Since
	Year	Years	Years	Inception*

E.I.I. Realty Securities Fund	34.96%	2.95%	10.16%	9.54%
FTSE NAREIT Equity Index(1)	33.58%	2.53%	10.64%	9.54%
Wilshire Real Estate Securities Index(1)	35.70%	1.70%	10.45%	9.71%

*	Inception date was June 11, 1998.
**	Due to recent market conditions, the Fund has experienced relatively high performance consistent with benchmarks, which may not be sustainable or repeated in the future.
(1)	For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.
The Fund’s gross expense ratio is 1.78% as stated in the current prospectus.
The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

June 30, 2011

To Our Shareholders in the E.I.I. International Property Fund:

For the six month period ended June 30, 2011 the E.I.I. International Property Fund rose 4.2% on a per share basis compared to 3.3% for the EPRA Developed ex-US Index. For the fiscal year ended June 30, the Fund rose 35.6% versus an increase of 32.6% for the benchmark index. Assets in the Fund totaled $640.2 million at the end of the period.

After the natural disasters that dominated the headlines for much of the first quarter of 2011, investors focused their attention on the more “mundane” issues facing global markets — China slowdown, European Union meltdown, US stagflation and soaring deficits, and continued turmoil in the Mid-East North Africa zone. While the Greek crisis may have been resolved at the very end of the quarter, there remains the threat of contagion to other peripheral economies in Europe. The markets now face an ample supply of other challenges including the possibility of a US government debt default and credit downgrade from the political stalemate over fiscal deficits, and a recession/slowdown in its economy. Adding to this malaise, economic data began to show clearer signs of a slowdown in most markets, and while not all signals were negative, confidence surveys began to weaken later in the period. Banks in Europe and the US announced layoffs at the end of June, indicating that the slowing pace of economic growth may not be ephemeral. We should note that simultaneous with the layoff announcements, many of these same banks were actively hiring and expanding in Asia.

There were some bright spots and, most importantly, global equity markets still managed to hang on to their first quarter gains, due mainly to a surge in share prices that occurred during the final week of June. Germany’s economic engine kept rolling along, and unemployment continued to decline while the participation rate also increased — a clearly positive development. Global manufacturing was generally positive, although some markets like the US and Canada showed some weakness that has been attributed to supply chain problems due to the Japanese tsunami damage. The risk of a sharp rise in inflation, that could have a severely negative impact on growth in the emerging markets, and stagflation in the developed markets, began to abate by the end of the quarter as commodity prices fell sharply. Wheat in particular has declined over 36% off its high reached in early February, while the overall global commodity index fell 12% (Goldman Sachs Commodity Index (“GSCI”)).

While the global markets paused, the property sector continued its upward trajectory, as the looming supply shortage contributed to strong demand for rental income and in some markets, residential property. Wealthy investors from emerging markets have been driving residential prices in developed markets higher on the margin, especially for luxury homes. For example, London apartments traded for as high at $9,000 psf (USD) and a single family house was sold in Hong Kong for over $100 million (USD), only possible for the best locations and world’s wealthiest buyers. Office rents in the major markets around the world, including China, rose during 1H11 as tenants who had to renew found conditions were tighter than hoped.

Rental rate increases have not been driven as much by new demand as existing tenants consolidating into higher quality buildings and locations. The retail sector globally has been more challenged as consumer demand remains stalled and there is a clear bias to quality locations. Where demand has been strong — Hong Kong, Singapore, and London — tenants are scrambling for space and paying more than the asking rate to get a lease signed. Overall, it appears that the global economy has momentarily stalled but is not headed for a longer term slowdown. Liquidity, gradually improving employment and rising consumer demand from some developed markets, but mostly the emerging markets, should be sufficient to avoid further weakening of market conditions. We do not anticipate that the European Union and its currency will be dissolved, that the US will default on its debt or that China’s efforts to slow the pace of home prices will result in a collapse of its economy. The slower pace of growth should result in a more benign interest rate environment, which is most helpful for the capital-intensive property sector.

Property Sector

Property share price performance during the period was relatively lackluster except in the UK, which far out-performed the broader market. At the other extreme, the Singapore property sector suffered the most after the government increased transaction taxes for home purchasers from 3% to 16% for homes held less than one year. Most importantly, the performance among the different markets and stocks was highly differentiated and clearly demonstrates the importance of stock selection. For example, in the second quarter our best performing stocks were the Hong Kong-based retail developer/owners Hysan and Lifestyle, which returned over 22% during the quarter, while the overall Hong Kong market was down approximately -3%. In

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

June 30, 2011

Japan, the differentiation was also significant, with our largest holding, the shopping center company Aeon Mall, which had been impacted by the earthquake and tsunami in the first quarter, was up over 8% in the second quarter, while its market was essentially flat. Even in the UK, where the market was strong across the board, stock performance varied considerably in our portfolios, ranging from 11–16% in the second quarter, while the local benchmark was up roughly 10%. Unlike the first quarter, when the weakest companies in Europe, especially in Spain, rose strongly as investors made highly leveraged bets on their survival, in the second quarter investors favored higher quality.

Market Review – Europe

UK:  The sharp recovery in the UK REITs has been solely based on their exposure to the London market, as the rest of the UK is suffering from over-leveraging and general economic malaise following the global financial crisis. The economic indicators point to a slowdown and explain the Bank of England’s reluctance to raise rates despite rising inflation (currently at 4.2%). Consumer credit, industrial production and retail sales and services have been declining slowly throughout the quarter. However house prices are stable, the unemployment rate seems to have stabilized at 7.7% and manufacturing sectors are steadily improving, pointing more to a pause in economic growth rather than signaling a downturn.

For the property sector, in and around the city of London, rents are improving at a fast pace, particularly in the office sector, and home prices are reaching frighteningly high levels. London’s market is being driven by foreign demand on the margin and dwindling supply, conditions that are favoring rapidly rising prices. London has clearly established itself as one of the most important locations in the world for investors due to its “user friendly” tax and ownership laws, and we expect the residential market in particular to continue to benefit from offshore demand.

Office rents in London have risen 30% over the past 12 months, but much of the demand is coming from tenants consolidating space and taking advantage of higher quality space at reasonable prices — not new tenant demand or increased space requirements due to growth. The office vacancy rate in the City of London (financial district), which had been 15% a year ago, has declined to 7% today and is expected to reach 4% by year-end, which explains the recovery in rental rates. In response to the impending shortage of space, UK REITs and other developers have announced plans for new projects, but given the difficulty of securing financing for speculative development, the volume of space that is actually delivered may be less than expected. Consequently, we are optimistic that property values will continue to recover as will rental rates, however expect the rate of increase will moderate as the pace of economic growth slows.

France:  In early June, the brokerage firm Knight Frank reported that the Paris housing market is not only one of the hottest in the world, but also ranks number one in terms of appreciation for houses valued over US $2.8 million, rising 22% over the past 12 months. Unsurprisingly, Hong Kong came in second (up 15%), but the most shocking news was that Helsinki was third. While the housing sector has been hot, the commercial sector and general economic conditions have been sluggish. French banks have the greatest exposure to Greek debt, followed closely by the German banks, and are not in a position to help stimulate economic growth given this balance sheet weakness — although the largest banks are effectively controlled by the government. Office rental growth over the past 12 months was 2-3% in Paris, although the supply has begun to shrink and there is virtually no new supply. Rents in the center of Paris are beginning to rise more quickly now that vacancy has reached 4%, and tenants are beginning to look outside of the best locations to find cheaper space that is more readily available. Despite this less than thrilling economic environment, the French property stocks were among the best performing during 1H11 (up 10-20%), rising 7% in the second quarter, due primarily to the 10% surge by Unibail, Europe’s largest property company.

Germany:  The generally pessimistic Germans are now referring to their country as entering the “golden decade” as Europe’s largest economy is firing on all cylinders — an especially relevant analogy given this economy’s strong auto sector. Factory orders rose in May at a far faster pace than expected, up 12.3% v. 9.5% YOY, suggesting that demand for German quality product is strong. Germany’s services PMI data was also much more positive than the rest of Europe, which bodes well for the property sector in particular, as this sector has greater need for office and retail space than manufacturers. The challenge remains to find well-managed companies with high quality real estate and good business strategies. At the end of the period, an office REIT, Prime Office, was launched after two prior failed attempts, and barely made it through the process on the third try. The difficulty related more to company-specific issues than investor appetite for the sector. Prime’s

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

June 30, 2011

management team is relatively unknown and the portfolio consists primarily of single-tenant suburban office buildings with potentially high rollover risk. We do expect more companies to emerge from this vibrant market later in the year.

Scandinavia:  Virtually the entire Nordic region is experiencing robust economic growth and has evaded investor “anti-Eurozone” sentiment. The developed markets have been expanding, but the most impressive recovery has come from the previously defunct Baltic states. Estonia, for example, was ranked as one of the riskiest economies in the Eurozone only two years ago, due to excessive leverage and overbuilding, and now ranks among the best. This high quality is best exemplified by the country’s five-year credit default swaps (“CDS”) cost of 87 bps which is comparable to France. Office vacancy rates in the major cities in the Nordic market are at or near historical lows. Some market may become somewhat overbuilt due to excessive enthusiasm, notably Helsinki. However, company valuations are attractive at 10% discounts to NAV, and despite the recent Riksbank hike by 25 bps in Sweden, the markets are holding up well.

Market Review – Asia

Japan:  The sharp recovery from the devastating tsunami has been astounding, almost as dramatic as the supply chain shocks that the tsunami caused globally, that are only just working their way through the system. The Economic Watchers Survey posted its biggest gain in history in June, rising well above expectations and the previous month and has now recovered above its pre-tsunami level. Summer bonuses, a long-standing Japanese company tradition, are expected to rise 5.2% as compared with 0.5% in 2010. Auto registrations surged in June, housing starts rose 6.4% in May (twice the expected level), and even Consumer Price Index (“CPI”) excluding food rose — up 0.6% YOY. We have learned from our Japanese property companies that energy conservation efforts have been paying off as air conditioners and lights are turned off in the evenings and people are enduring higher temperatures in the offices and shops. The Miki Shoji office vacancy report at the end of June reported that the vacancy rate in Tokyo dropped for a third straight month to 8.8%, and tenants were demanding more space in newer buildings that are more earthquake resistant. We should note that this demand is not the result of an increase in space requirements, but rather relocations from existing space which is raising vacancy rates for older, lower quality buildings. Property company valuations remain attractive as the recovery in fundamentals has not yet been priced into the shares, and discounts to NAV are in the 20–30% range after adjusting for a slower growth rate due to the tsunami. If we assume that the expected economic stimulus is delivered in the second half, then these companies are even more undervalued than current discounts would suggest.

China:  After nearly two years of tightening measures to constrain home price inflation, the Chinese added what may be the last interest rate increase just after the end of the period. Residential prices have indeed begun to soften, as much as 15% in some areas, and it seems that the collective impact of these measures has proven effective. While the inflation rate is expected to peak in June/July (actual inflation in June was 6.4%), this has not been the result of home price inflation but instead has been driven by wage, food and energy prices. Consequently, the government has less incentive to continue to emphasize the property sector in its efforts to limit the spread of inflation.

During the final two months of the period home sales for the highest quality developers rose significantly, reversing the previous three month trend. China Overseas Land recorded 100% sales growth in June (YOY) and has already locked in its expected full year revenue target. Other high quality developers reported similar results while the lower quality smaller companies recorded more modest increases in sales volume of 45–50% YOY. The largest developers are building up war chests of cash to take advantage of declining land prices resulting from a lack of qualified bidders with access to capital. We expect to see more consolidation in this area which is clearly favored by the government as the surviving entities are better capitalized and are known for higher quality construction.

Hong Kong:  Our portfolios have a strong bias to retail in China and Hong Kong, over residential, and in Hong Kong we also prefer to invest in the office sector, as it is in very short supply. Office rental rates rose 15% during the first half and are expected to rise another 15% through the end of the year. Vacancy rates have reached historically low levels (2–3%) in the prime areas of Hong Kong and very little new supply is in planning, let alone under construction. Despite the recent increases in office rents, the rental level remains 7–8% below the previous peak reached in Q3 2008. Net new demand has come from China banks and other foreign companies as well as from expansions of existing tenants. Given this strong rental growth, commercial office yields have fallen below 3%, although not many transactions have occurred due to seller reluctance to sell

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

June 30, 2011

at virtually any price. Retail space demand is equally strong due to a lack of space and increased leasing activity, and there are examples of tenants offering twice the asking rent to secure the space.

The Hong Kong residential market is at risk of overheating given the current price levels, low interest rates and strong foreign and local demand. In mid-June, a 7–8,000 s.f. home was purchased for $100 million (USD), and although the location was clearly spectacular, so was the price as measured by global standards. Most residential prices are more reasonable at $800-2,000 psf (USD), ranking below London and other top quality city locations. Hong Kong ranks 9th in the most recent Mercer survey of most expensive cities. The major driver for house prices at the high end has been the influx of wealthy Chinese and other international buyers, as well as the surge in wealth of the locals. The growth of this cohort distorts the affordability ratios in Hong Kong as it does in London and Paris. .

We find this market to be especially attractive in the current environment where underlying conditions are most favorable but the stocks are discounting potential declines related to China policy, the potential for a Hong Kong residential price “bubble”, a slowing US economy, and troubles in the Eurozone and Middle East. As a result, the discounts to NAV for many companies are at or near their post Lehman collapse highs (30–60% discounts) which we believe is extreme.

Singapore:  This market was sent into a sharp decline in the period, from which it has yet to recover, that was initiated by government efforts to cool the residential market by instituting a 16% tax on all home purchases held for less than one year. Substantially above the 3% level which had previously been charged on all purchases, this tax increase, which phases down to 4% over four years, was aimed at rampant speculation and it hit its mark. The impact of the move was broader than intended, affecting all property company shares regardless of their property type focus. Office and retail developer/owners were as deeply affected by the tax as the residential developers, regardless of the fact that the commercial sector had already corrected for oversupply and is benefiting from strong local and global tenant demand. For example, Capitaland, the largest company in Singapore that focuses primarily on retail and office development throughout Asia, is now trading not far above the Lehman collapse levels. One of the best managed and capitalized firms in Asia, Capitaland’s discount to NAV of 40% is well above its long term average of 15–20%.

Despite the disappointing performance of the property shares, Singapore’s real estate market is performing well as financial services companies, in particular, expand their presence in the region. In fact, a recent study by Price Waterhouse Coopers proclaimed that Singapore will become the world’s top wealth management center by 2013, displacing Switzerland. Office rents that had fallen as much as 40% following the Lehman collapse, and due to oversupply conditions in general on the island, have begun to rise rapidly, up 25% off the lows. We believe most of the excess capacity that will deliver throughout the rest of this year has been absorbing new tenants and the pace of development will decline sharply after 2012.

Australia.  In addition to the floods in the first quarter, Australia’s economy has also been affected by a slowdown in the Asian markets, especially China. Emerging Asia now accounts for 60% of Australia’s exports, so any change in the pace of economic growth in the region has a substantial impact on Australia’s economy. Further impeding economic growth has been the Reserve Bank’s (RBA) efforts to limit inflation by increasing interest rates. This has an immediate impact on consumers as nearly all debt, mortgage and revolving credit, is floating rate. Given the events of the first quarter, the RBA has been on hold and most recently has signaled that it may become more accommodative. Inflation has become less of a concern now that the signs of an apparent global slowdown are clearer, and the market is now pricing in rate cuts by year-end. Declines in employment and retail sales data in June seem to support this position.

The property sector performance in Australia was as lackluster (-2.0% during the quarter) as its economy and most companies are trading at or near fair value. Office vacancy rates in Melbourne and Sydney have risen over the past quarter as new supply was delivered, although the increase was modest and the vacancy rates for these cities at 6–8% are at reasonable levels. Rental rates increased slightly over the quarter, although leasing incentives at 27% in Sydney remain high and are substantially above the levels in Melbourne (17%). Prime office yields in these markets are among the highest in the world at roughly 7%, which is related as much to the local debt rate levels as the lack of upside potential for rents. Investors can easily achieve nearly 5% in government bonds, which puts a floor under yield requirements for real estate. However, this has not stopped foreigners from entering the market, notably hedge funds and Blackstone, seeking to take over relatively dormant Australian Real Estate Investment Trusts (“AREITs”) and realize value from a break-up. In most cases, these US-based investors are seeking the US property holdings of the AREITs that are not properly valued by the local market.

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E.I.I. International Property Fund (continued)

June 30, 2011

Performance and Outlook

Performance:  The importance of stock selection during the period was key as the differences between individual stocks within a single market were quite pronounced. This differentiation was greatest in Hong Kong, where our stock selections outperformed the benchmark by approximately 800 bps, followed by the UK, with over 400 bps of outperformance. While some of the smallest cap companies in Europe retained the title of best performing stocks for 1H11, the higher quality companies recovered strongly during the second quarter as investors took advantage of the value gap. With the exception of top performance from China residential developers and shopping center developers in Hong Kong and Thailand, the Asian markets lagged the US and Europe quite significantly. Singapore companies have now declined as much as 20% since the beginning of the year despite strong underlying property performance.

Outlook:  We believe that stock selection will continue to dominate performance which favors our approach to the sector. However, we should note that we have also made two key assumptions as part of our overall investment thesis: 1) The Eurozone will not implode but will somehow resolve its issues to the market’s general satisfaction; and 2) China will be more restrained in its tightening measures given the decline in home prices and the apparent global economic slowdown. Based on current valuations, we would expect Asia to narrow the discount to NAV gap that seems a bit excessive today, and we will selectively add to the Asian companies with the greatest upside potential. We are also reviewing rapidly expanding markets like Turkey, which already has a well-established REIT structure, as well as Indonesia, India, Brazil and Chile, for possible inclusion in our portfolios. We are also maintaining our European holdings provided the individual companies continue to add value to the portfolio.

We thank you for your support and the confidence you have placed in us.

Sincerely,

Richard J. Adler
President

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund — Institutional Shares

June 30, 2011
(Unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. International Property Fund, the FTSE EPRA / NAREIT Developed ex-US Index(1) and the 60/40 Custom Benchmark(2) From Inception (July 1, 2004) through June 30, 2011

Note:	(1)	FTSE EPRA / NAREIT Developed ex US Index in USD
	(2)	FTSE EPRA / NAREIT Developed Europe Index 60% and FTSE EPRA / NAREIT Developed Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the Fund. An index is a unmanaged and does not include account charges, fees and other expenses.

	Returns for the Year Ended June 30, 2011
	Average Annual Total Return
	One**	Five	Since
	Year	Years	Inception*

E.I.I. International Property Fund	35.63%	3.86%	11.78%
60/40 Custom Benchmark(1)	41.62%	0.19%	8.39%
FTSE EPRA / NAREIT Developed ex-US Index(2)	32.56%	1.30%	9.01%

*	Inception date was July 1, 2004.
**	Due to recent market conditions, the Fund has experienced relatively high performance consistent with benchmarks, which may not be sustainable or repeated in the future.
(1)	FTSE EPRA / NAREIT Developed Europe Index 60% and FTSE EPRA / NAREIT Developed Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the Fund.
(2)	FTSE EPRA / NAREIT Developed ex-US Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.05% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

June 30, 2011

To Our Shareholders in the E.I.I. Global Property Fund:

For the six month period ended June 30, 2011, the E.I.I. Global Property Fund rose 7.7%% on a per share basis compared to a decline of 6.1% for the FTSE EPRA/NAREIT Developed Index. For the fiscal year ending June 30, the Fund rose 33.3% versus a gain of 33.6% for the benchmark index. Assets in the Fund rose to$348.3 million at the end of the period.

After the natural disasters that dominated the headlines for much of the first quarter of 2011, investors focused their attention on the more “mundane” issues facing global markets — China slowdown, European Union meltdown, US stagflation and soaring deficits, and continued turmoil in the Mid-East North Africa zone. While the Greek crisis may have been resolved at the very end of the quarter, there remains the threat of contagion to other peripheral economies in Europe. The markets now face an ample supply of other challenges including the possibility of a US government debt default and credit downgrade from the political stalemate over fiscal deficits, and a recession/slowdown in its economy. Adding to this malaise, economic data began to show clearer signs of a slowdown in most markets, and while not all signals were negative, confidence surveys began to weaken later in the period. Banks in Europe and the US announced layoffs at the end of June, indicating that the slowing pace of economic growth may not be ephemeral. We should note that simultaneous with the layoff announcements, many of these same banks were actively hiring and expanding in Asia.

There were some bright spots and, most importantly, global equity markets still managed to hang on to their first quarter gains, due mainly to a surge in share prices that occurred during the final week of June. Germany’s economic engine kept rolling along, and unemployment continued to decline while the participation rate also increased — a clearly positive development. Global manufacturing was generally positive, although some markets like the US and Canada showed some weakness that has been attributed to supply chain problems due to the Japanese tsunami damage. The risk of a sharp rise in inflation, that could have a severely negative impact on growth in the emerging markets, and stagflation in the developed markets, began to abate by the end of the quarter as commodity prices fell sharply. Wheat in particular has declined over 36% off its high reached in early February, while the overall global commodity index fell 12% (GSCI).

While the global markets paused, the property sector continued its upward trajectory, as the looming supply shortage contributed to strong demand for rental income and in some markets, residential property. Wealthy investors from emerging markets have been driving residential prices in developed markets higher on the margin, especially for luxury homes. For example, London apartments traded for as high at $9,000 psf (USD) and a single family house was sold in Hong Kong for over $100 million (USD), only possible for the best locations and world’s wealthiest buyers. Office rents in the major markets around the world, including China, rose during 1H11 as tenants who had to renew found conditions were tighter than hoped.

Rental rate increases have not been driven as much by new demand as existing tenants consolidating into higher quality buildings and locations. The retail sector globally has been more challenged as consumer demand remains stalled and there is a clear bias to quality locations. Where demand has been strong — Hong Kong, Singapore, and London — tenants are scrambling for space and paying more than the asking rate to get a lease signed.

Overall, it appears that the global economy has momentarily stalled but is not headed for a longer term slowdown. Liquidity, gradually improving employment and rising consumer demand from some developed markets, but mostly the emerging markets, should be sufficient to avoid further weakening of market conditions. We do not anticipate that the European Union and its currency will be dissolved, that the US will default on its debt or that China’s efforts to slow the pace of home prices will result in a collapse of its economy. The slower pace of growth should result in a more benign interest rate environment, which is most helpful for the capital-intensive property sector.

Property Sector

Global Property Securities returned 6.1% in US dollars for 1H11 as measured by the FTSE EPRA/NAREIT Developed Index. Regionally, Europe was the strongest, at 17.2%, due partly to currency. North America followed, at 10.6%, while Asia was down 3.3%.

There were wide divergences in share price performance during the period. The US and the UK in particular far out-performed the broader market. At the other extreme, the Singapore property sector suffered the most after the government increased transaction taxes for home purchasers from 3% to 16% for homes held less than one year. Most importantly, the

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2011

performance among the different markets and stocks was highly differentiated and clearly demonstrates the importance of stock selection. For example, in the second quarter our best performing stocks were the Hong Kong-based retail developer/owners Hysan and Lifestyle, which returned over 22% during the quarter, while the overall Hong Kong market was down approximately -3%. In Japan, the differentiation was also significant, with our largest holding, the shopping center company Aeon Mall, which had been impacted by the earthquake and tsunami in the first quarter, was up over 8% in the second quarter, while its market was essentially flat. Even in the UK, where the market was strong across the board, stock performance varied considerably in our portfolios, ranging from 11–16% in the second quarter, while the local benchmark was up roughly 10%. Unlike the first quarter, when the weakest companies in Europe, especially in Spain, rose strongly as investors made highly leveraged bets on their survival, in the second quarter investors favored higher quality, which was also seen in the US REIT market throughout the period.

Market Review – Europe

UK:  The sharp recovery in the UK REITs has been solely based on their exposure to the London market, as the rest of the UK is suffering from over-leveraging and general economic malaise following the global financial crisis. The economic indicators point to a slowdown and explain the Bank of England’s reluctance to raise rates despite rising inflation (currently at 4.2%). Consumer credit, industrial production and retail sales and services have been declining slowly throughout the quarter. However house prices are stable, the unemployment rate seems to have stabilized at 7.7% and manufacturing sectors are steadily improving, pointing more to a pause in economic growth rather than signaling a downturn.

For the property sector, in and around the city of London, rents are improving at a fast pace, particularly in the office sector, and home prices are reaching frighteningly high levels. London’s market is being driven by foreign demand on the margin and dwindling supply, conditions that are favoring rapidly rising prices. London has clearly established itself as one of the most important locations in the world for investors due to its “user friendly” tax and ownership laws, and we expect the residential market in particular to continue to benefit from offshore demand.

Office rents in London have risen 30% over the past 12 months, but much of the demand is coming from tenants consolidating space and taking advantage of higher quality space at reasonable prices — not new tenant demand or increased space requirements due to growth. The office vacancy rate in the City of London (financial district), which had been 15% a year ago, has declined to 7% today and is expected to reach 4% by year-end, which explains the recovery in rental rates. In response to the impending shortage of space, UK REITs and other developers have announced plans for new projects, but given the difficulty of securing financing for speculative development, the volume of space that is actually delivered may be less than expected. Consequently, we are optimistic that property values will continue to recover as will rental rates, however expect the rate of increase will moderate as the pace of economic growth slows.

France:  In early June, the brokerage firm Knight Frank reported that the Paris housing market is not only one of the hottest in the world, but also ranks number one in terms of appreciation for houses valued over US $2.8 million, rising 22% over the past 12 months. Unsurprisingly, Hong Kong came in second (up 15%), but the most shocking news was that Helsinki was third. While the housing sector has been hot, the commercial sector and general economic conditions have been sluggish. French banks have the greatest exposure to Greek debt, followed closely by the German banks, and are not in a position to help stimulate economic growth given this balance sheet weakness — although the largest banks are effectively controlled by the government. Office rental growth over the past 12 months was 2-3% in Paris, although the supply has begun to shrink and there is virtually no new supply. Rents in the center of Paris are beginning to rise more quickly now that vacancy has reached 4%, and tenants are beginning to look outside of the best locations to find cheaper space that is more readily available. Despite this less than thrilling economic environment, the French property stocks were among the best performing during 1H11 (up 10-20%), rising 7% in the second quarter, due primarily to the 10% surge by Unibail, Europe’s largest property company.

Germany:  The generally pessimistic Germans are now referring to their country as entering the “golden decade” as Europe’s largest economy is firing on all cylinders — an especially relevant analogy given this economy’s strong auto sector. Factory orders rose in May at a far faster pace than expected, up 12.3% v. 9.5% (YOY), suggesting that demand for German quality product is strong. Germany’s services PMI data was also much more positive than the rest of Europe, which bodes well for the property sector in particular, as this sector has greater need for office and retail space than manufacturers. The

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2011

challenge remains to find well-managed companies with high quality real estate and good business strategies. At the end of the period, an office REIT, Prime Office, was launched after two prior failed attempts, and barely made it through the process on the third try. The difficulty related more to company-specific issues than investor appetite for the sector. Prime’s management team is relatively unknown and the portfolio consists primarily of single-tenant suburban office buildings with potentially high rollover risk. We do expect more companies to emerge from this vibrant market later in the year.

Scandinavia:  Virtually the entire Nordic region is experiencing robust economic growth and has evaded investor “anti-Eurozone” sentiment. The developed markets have been expanding, but the most impressive recovery has come from the previously defunct Baltic states. Estonia, for example, was ranked as one of the riskiest economies in the Eurozone only two years ago, due to excessive leverage and overbuilding, and now ranks among the best. This high quality is best exemplified by the country’s five-year CDS cost of 87 bps which is comparable to France. Office vacancy rates in the major cities in the Nordic market are at or near historical lows. Some market may become somewhat overbuilt due to excessive enthusiasm, notably Helsinki. However, company valuations are attractive at 10% discounts to NAV, and despite the recent Riksbank hike by 25 bps in Sweden, the markets are holding up well.

Market Review – Asia

Japan:  The sharp recovery from the devastating tsunami has been astounding, almost as dramatic as the supply chain shocks that the tsunami caused globally, that are only just working their way through the system. The Economic Watchers Survey posted its biggest gain in history in June, rising well above expectations and the previous month and has now recovered above its pre-tsunami level. Summer bonuses, a long-standing Japanese company tradition, are expected to rise 5.2% as compared with 0.5% in 2010. Auto registrations surged in June, housing starts rose 6.4% in May (twice the expected level), and even CPI excluding food rose — up 0.6% YOY. We have learned from our Japanese property companies that energy conservation efforts have been paying off as air conditioners and lights are turned off in the evenings and people are enduring higher temperatures in the offices and shops. The Miki Shoji office vacancy report at the end of June reported that the vacancy rate in Tokyo dropped for a third straight month to 8.8%, and tenants were demanding more space in newer buildings that are more earthquake resistant. We should note that this demand is not the result of an increase in space requirements, but rather relocations from existing space which is raising vacancy rates for older, lower quality buildings. Property company valuations remain attractive as the recovery in fundamentals has not yet been priced into the shares, and discounts to NAV are in the 20-30% range after adjusting for a slower growth rate due to the tsunami. If we assume that the expected economic stimulus is delivered in the second half, then these companies are even more undervalued than current discounts would suggest.

China:  After nearly two years of tightening measures to constrain home price inflation, the Chinese added what may be the last interest rate increase just after the end of the period. Residential prices have indeed begun to soften, as much as 15% in some areas, and it seems that the collective impact of these measures has proven effective. While the inflation rate is expected to peak in June/July (actual inflation in June was 6.4%), this has not been the result of home price inflation but instead has been driven by wage, food and energy prices. Consequently, the government has less incentive to continue to emphasize the property sector in its efforts to limit the spread of inflation.

During the final two months of the period home sales for the highest quality developers rose significantly, reversing the previous three month trend. China Overseas Land recorded 100% sales growth in June (YOY) and has already locked in its expected full year revenue target. Other high quality developers reported similar results while the lower quality smaller companies recorded more modest increases in sales volume of 45-50% YOY. The largest developers are building up war chests of cash to take advantage of declining land prices resulting from a lack of qualified bidders with access to capital. We expect to see more consolidation in this area which is clearly favored by the government as the surviving entities are better capitalized and are known for higher quality construction.

Hong Kong:  Our portfolios have a strong bias to retail in China and Hong Kong, over residential, and in Hong Kong we also prefer to invest in the office sector, as it is in very short supply. Office rental rates rose 15% during the first half and are expected to rise another 15% through the end of the year. Vacancy rates have reached historically low levels (2–3%) in the prime areas of Hong Kong and very little new supply is in planning, let alone under construction. Despite the recent increases in office rents, the rental level remains 7–8% below the previous peak reached in Q3 2008. Net new demand has come from

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2011

China banks and other foreign companies as well as from expansions of existing tenants. Given this strong rental growth, commercial office yields have fallen below 3%, although not many transactions have occurred due to seller reluctance to sell at virtually any price. Retail space demand is equally strong due to a lack of space and increased leasing activity, and there are examples of tenants offering twice the asking rent to secure the space.

The Hong Kong residential market is at risk of overheating given the current price levels, low interest rates and strong foreign and local demand. In mid-June, a 7–8,000 s.f. home was purchased for $100 million (USD), and although the location was clearly spectacular, so was the price as measured by global standards. Most residential prices are more reasonable at $800–2,000 psf (USD), ranking below London and other top quality city locations. Hong Kong ranks 9th in the most recent Mercer survey of most expensive cities. The major driver for house prices at the high end has been the influx of wealthy Chinese and other international buyers, as well as the surge in wealth of the locals. The growth of this cohort distorts the affordability ratios in Hong Kong as it does in London and Paris.

We find this market to be especially attractive in the current environment where underlying conditions are most favorable but the stocks are discounting potential declines related to China policy, the potential for a Hong Kong residential price “bubble”, a slowing US economy, and troubles in the Eurozone and Middle East. As a result, the discounts to NAV for many companies are at or near their post Lehman collapse highs (30–60% discounts) which we believe is extreme.

Singapore:  This market was sent into a sharp decline in the period, from which it has yet to recover, that was initiated by government efforts to cool the residential market by instituting a 16% tax on all home purchases held for less than one year. Substantially above the 3% level which had previously been charged on all purchases, this tax increase, which phases down to 4% over four years, was aimed at rampant speculation and it hit its mark. The impact of the move was broader than intended, affecting all property company shares regardless of their property type focus. Office and retail developer/owners were as deeply affected by the tax as the residential developers, regardless of the fact that the commercial sector had already corrected for oversupply and is benefiting from strong local and global tenant demand. For example, Capitaland, the largest company in Singapore that focuses primarily on retail and office development throughout Asia, is now trading not far above the Lehman collapse levels. One of the best managed and capitalized firms in Asia, Capitaland’s discount to NAV of 40% is well above its long term average of 15–20%.

Despite the disappointing performance of the property shares, Singapore’s real estate market is performing well as financial services companies, in particular, expand their presence in the region. In fact, a recent study by Price Waterhouse Coopers proclaimed that Singapore will become the world’s top wealth management center by 2013, displacing Switzerland. Office rents that had fallen as much as 40% following the Lehman collapse, and due to oversupply conditions in general on the island, have begun to rise rapidly, up 25% off the lows. We believe most of the excess capacity that will deliver throughout the rest of this year has been absorbing new tenants and the pace of development will decline sharply after 2012.

Australia.  In addition to the floods in the first quarter, Australia’s economy has also been affected by a slowdown in the Asian markets, especially China. Emerging Asia now accounts for 60% of Australia’s exports, so any change in the pace of economic growth in the region has a substantial impact on Australia’s economy. Further impeding economic growth has been the Reserve Bank’s (RBA) efforts to limit inflation by increasing interest rates. This has an immediate impact on consumers as nearly all debt, mortgage and revolving credit, is floating rate. Given the events of the first quarter, the RBA has been on hold and most recently has signaled that it may become more accommodative. Inflation has become less of a concern now that the signs of an apparent global slowdown are clearer, and the market is now pricing in rate cuts by year-end. Declines in employment and retail sales data in June seem to support this position.

The property sector performance in Australia was as lackluster (-2.0% during the quarter) as its economy and most companies are trading at or near fair value. Office vacancy rates in Melbourne and Sydney have risen over the past quarter as new supply was delivered, although the increase was modest and the vacancy rates for these cities at 6–8% are at reasonable levels. Rental rates increased slightly over the quarter, although leasing incentives at 27% in Sydney remain high and are substantially above the levels in Melbourne (17%). Prime office yields in these markets are among the highest in the world at roughly 7%, which is related as much to the local debt rate levels as the lack of upside potential for rents. Investors can easily achieve nearly 5% in government bonds, which puts a floor under yield requirements for real estate. However, this has not stopped foreigners from entering the market, notably hedge funds and Blackstone, seeking to take over relatively dormant

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2011

AREITs and realize value from a break-up. In most cases, these US-based investors are seeking the US property holdings of the AREITs that are not properly valued by the local market.

Market Review – North America

In the first half of 2011 the U.S. economic recovery has been slowed by a series of events both domestic and international. Internationally, rising oil prices stemming from Middle East turmoil slowed consumer spending and the impact of the devastating earthquake and tsunami in Japan disrupted supply in sectors such as automobiles. In Europe the struggle by authorities to prevent a Greek default and the contagion to other peripheral countries has become the ultimate cycle testing of the Euro, with the European banking system held hostage, and by extension US banks and money market funds. Domestically the Federal Reserve’s second round of quantitative easing (“QE2”) succeeded in further lowering interest rates, but raised inflation concerns. The ending of the program in June raised expectations for rising interest rates. The fiscal policy conundrum surrounding the approaching Treasury debt ceiling indicated more restrictive fiscal policy to constrain ongoing double digit fiscal deficits, and was reinforced by bruising battles in many states required to balance state budgets. All these challenges slowed GDP growth down toward 1%, below “stall speed”, barely qualifying as a recovery, resulting in a resurgent unemployment back up to 9.2%.

Ironically, this “slog” (short for “slow laborious growth”) has proven to be a favorable environment for commercial real estate, particularly the higher quality better financed operators which is the characteristic of many REITs. The US REIT sector produced solid performance. For the 1H11 period, REIT returns were +10.2% versus +6.0% for the S&P 500. It is noted that most of the sector has been fairly range bound since late April. We have also seen a modest uptick in volatility over this period, with standard deviation moving from 16% to 17%. We would attribute the move in volatility more to the “risk-on/risk-off” macro environment than to anything more specific to the REIT sector.

Demand for commercial real estate has increased dramatically since the end of the financial crisis, resulting in a sharp increase in transaction activity across asset classes. This price discovery has gone a long way towards validating public real estate securities valuations as private market cap rates are essentially in line with implied cap rates on public real estate securities

REITs competitive advantage has centered around access to capital which they have been actively deploying. In addition to many property acquisitions there were sizable mergers announced and completed, among them Prologis and AMB Properties creating the largest industrial REIT, and Ventas and Nationwide Health Properties creating one of the largest healthcare REITs. These large mergers were accompanied by major debt and equity financings by the merged companies. In addition to conventional financing activity, the use of at-the-market (ATM) offerings by REITs has increased in past quarters including $2.3 billion of filings in the 2Q period, with the largest filer being Boston Properties (BXP) at $600 million. ATM’s are a “stealthier” and cheaper way for companies to issue new equity without the cost and potential discounting associated with a full blown road show and marketing of a deal. ATM’s give companies the flexibility to issue shares directly into the market on days when demand is strong and execution can be maximized. providing efficiency and lower cost. In REIT debt markets, spreads tightened by roughly 35bps in the 2Q period, even taking into account a widening of spreads in the month of June. Unsecured spreads are currently at average spread of 200bps over treasuries, about 100bps tighter than the five year average. Relative to Baa corporate bonds, REIT spreads have widened out moderately since the Spring. We have seen about six unsecured bond offerings in the REIT sector in the past few months ranging in size from $250 to $700 million and effective yields as low as 4.7% on a 10 year deal by Camden Property Trust (CPT).

Investment Activity

We initiated several new positions during the period across the office, healthcare, industrial, retail mall, and storage sectors. In office, we purchased shares of Highwoods Properties (HIW) and gained exposure to suburban office. While we do not anticipate a sharp rebound in suburban office fundamentals in the near-term, we do believe that many of HIW’s markets have bottomed and HIW has proven to be a reliable allocator of capital. In the healthcare sector, we reestablished a position in Healthcare REIT (HCN) following their announcement to acquire the operating assets of Genesis Healthcare. We selectively added to several positions during the quarter, including Essex (apartment sector) andPrologis (industrial). On the sales side, we exited our position in Digital Realty (DLR) as the stock recovered from its 4Q sell-off. Although DLR is the best-in-class

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2011

player within the data center space, we have struggled with the sector’s valuation and how to price in the potential for obsolescence. We took profits in several positions including Douglas Emmett, Boston Properties and SL Green (all three office companies), Federal Realty (shopping centers) and Host Hotels (lodging).

Property Analysis

Regional Malls

The recovery in mall fundamentals is much firmer, in our view and demand for space from retailers has improved dramatically. Mall management teams are reporting that demand is strong enough to begin pushing rents in select assets where pricing leverage has shifted to the landlord. The Internet has yet to pose major issues for mall portfolios, in general, but the risk could rise as key mall tenants, such as Macy’s invest heavily in Internet strategies. Two mall transactions warrant noting with CBL selling a 50% joint venture interest in three of its best malls that generate sales of over $400 per square foot at a cap rate in the low 6% range, and a sale of an interest in a Class A fortress mall — King of Prussia — is scheduled to close in the low 5% range. Westfield is marketing a 17 property portfolio of its lowest productivity U.S. assets which we estimate it values at a yield in the mid-7% range. Pricing and completion of the sale is being closely followed for better price discovery of lower quality malls.

Shopping Centers

For the first half of 2011, shopping center results have been impacted by continued high portfolio churn with three notable bankruptcies affecting performance. However, we feel that the tide should turn in the second half of the year given relatively strong leasing activity completed in the second half of 2010 and thus far this year as tenants take occupancy of space. Demand from tenants for large box or junior anchor space remains strong, so portfolios providing these larger facilities should be able to be leased. Business lost to internet sales is likely to continue to impact the results of traditional bricks and mortar retailers tempering stronger occupancy gains that should be typical in this stage of the business cycle. The damage started with the books and music categories and has spread to the electronics and office supply categories. Although Internet sales are only 4.5% of total US retail sales, Internet sales are growing rapidly and the impact is disproportionately felt in the categories mentioned above — key shopping center tenants. Capitalization (cap) rates for well anchored shopping centers have continued to compress and we could see some sales break the 6% rate mark for the highest quality product. Management teams have reported that B product cap rates have gone below 7% and the more tertiary market cap rates are trading into the low 7% range.

Healthcare

Healthcare REIT portfolios continue to remain overweight in the triple net lease structured investment, which limits sector exposure to changes in economic activity. The exception is investment in senior housing portfolios where companies have direct exposure to operator performance. Given the economic headwinds that have developed, we would expect these names to perform well; however, the Centers for Medicare & Medicaid Service’s (CMS’s) proposal to cut nursing home funding by up to 11.3% cast a cloud over this space. We also have seen states such as Texas propose relatively large cuts to Medicaid funding in the range of approximately 10% and other states in the low to mid single digit range, which we believe is manageable for nursing home operators. CMS will finalize Medicare funding for fiscal 2012 and/or the U.S. Congress could take up the issue through debt reduction measures where any cut could be scored against debt reduction. Our best case scenario is a cut in the 5%–7% range. We would anticipate stocks to trade well if the cut is of this magnitude, which we also view as manageable for nursing home operators. Healthcare REIT nursing home portfolio rental coverage levels are quite manageable with room to absorb funding cuts.

Lodging

The general outlook for the hotel sector is that revenue per available room (RevPAR) will grow 6%–8% during 2011, and the lodging REIT’s provided guidance that is in line with the industry projection. Demand is on the decline from peak levels, but is still growing at a pace, up +5% in May according to Smith Travel Research, that is well in excess of the 2% historical average. Supply is well below its roughly 2% long-term average and possibly still declining. As a result, YTD through May, occupancy has risen 5.2% according to Smith Travel Research (STR). The lower vacancy along with positive mix shift, and

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2011

better group bookings are providing operators with improved pricing power. Year-to-date, Average Daily Rate (ADR) has increased 3.3%, but is accelerating, up +4.0% in May. The fundamentals for the upper upscale segment, where the REIT’s are focused, are currently lagging the industry, but they are expected to improve as group demand strengthens. Overall, the top line growth, particularly the rate growth, is expected to improve net income. Margins are generally projected to expand 100-200 bps this year, and growth should increase in the second half. On the investment side, Lodging investors are still pursuing low double-digit unlevered returns for core properties, with initial cap rates in the 5%–7% range for high-quality hotels in major markets. Return hurdles are probably in the mid teens for assets outside the top 25 markets and for repositioning projects. The market remains bifurcated with significantly more demand and transparency for core assets. The public REIT’s, who have the greatest access to capital, continue to win the majority of deals.

Storage

The storage sector’s recovery appears steady, but isn’t expected to accelerate materially in the near-term. The property type is usually considered defensive due to its low correlation to macro indicators, but it should offer upside given its short lease term and a history of tracking class B apartment rents. Supply remains negligible. Development loans remain unavailable, and the long stabilization period for storage properties makes development unattractive. Demand is relatively modest, but the housing recovery hasn’t found a pulse yet. Rentals are flat to up slightly, but vacates are running at lower than historical levels. As a result, modest absorption is occurring. Discretionary users such as, contractors and small businessmen, are still largely absent. Despite this missing customer group, occupancy is close to peak levels, with vacancy at high-quality properties in the 10%-15% range. Occupancy grew 1.5% YOY in the first quarter. The rising absolute level of occupancy is benefitting pricing power. Average YOY rental rate growth has been positive for two consecutive quarters, up roughly 1%. For 2011, revenues are anticipated to increase 3%, and expenses are expected to rise roughly 2.3%. This should result in same-store NOI growth of roughly 3.3%.

Apartments

The two factors that have led to one of the best operating environments for apartment REITs are the lack of supply and favorable demographics. Both trends seem to be well known to the market but the rebound in rents that began in the middle of last year was driven by a firming in the employment market. The jobless rate among the age cohort with the highest propensity to rent saw a dramatic bounce that has continued into 2011. The final catalyst that has driven better than expected growth for the apartment REITs was the continued drop in the homeownership rate. All of these components have created one of the tightest supply/demand pictures in recent memory thus allowing landlords to push rents aggressively. While permitting has began to pick up in select markets, supply is not expected to come back to historical levels until late 2012, early 2013, giving the apartments REITs another 12–18 months of market power. Apartments have continued to perform well in 2011. Throughout April and May, revenues per available unit (RevPAU) were up +6.0% year-over-year, trending ahead of the historical 2.2% average. Quarter-over-quarter, RevPAU in 2Q11 was up over 2.6% in 2Q11 compared to +1.0% in 1Q11 and 0.2% in 4Q10. Improvement in markets continues to be broad based, however the weaker markets are catching up. Same-store revenue growth guidance of 3–6% for the apartment REITs seems to fairly reflect the strong tail winds the sector has and will continue to benefit from.

Industrial

As previously reported, the global credit crunch had an outsized impact on demand for industrial real estate driving vacancies up 5-6% and rents down 15% from peak. In 2010, leasing activity picked up sharply on strong inventory rebuilds, a recovery in consumer demand, and a sharp rebound in trade. The national vacancy rate has stabilized at about 14% according to CBRE, and is showing signs of declining further in 2Q 2011. While vacancy stabilized, rents rolled down approximately 10% for US REITs resulting in 2010 NOI down 4% versus 2009. Leasing spreads are expected to remain negative in 2011, offset however by rising occupancy. Coastal markets such as Southern California, Seattle, Houston, Northern New Jersey, Savannah, and Miami started to recover first and are seeing rents increase/stabilize early in 2011. Chicago and Dallas are seeing good leasing activity, and we now expect rents to firm by second half 2011. Markets like Phoenix, Tampa, Orlando and Las Vegas face a long road to recovery. Large tenants led the way in 2010 due to better credit and desire to consolidate/optimize facilities. We expected the recovery to expand to smaller tenants as well in 2011, but that hasn’t materialized in a significant way.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2011

Office

The U.S. office market continued to show signs of recovery in 2011, reporting positive net absorption for the fourth consecutive quarter. According to Jones Lang LaSalle, the national vacancy rate fell 0.3% in 2Q 2011 to 18.1%. The number of markets participating in recovery has expanded materially from 2010. That said, conditions in the prime CBD markets are much better with vacancy closer to 15%, while the suburbs average 19–20%. Material rent growth is being reported in New York, San Francisco and parts of Boston. Washington DC is disappointing with vacancy unchanged as tenants remain on hold pending government budgetary constraints. Vacancy for US office REITs averages about 10%, much better than national averages due to better management, markets and properties. Property NOI was down roughly 3% in 2010 versus 2009, due to lower occupancy and rental comparisons. We expect modest improvement in property NOI in 2011, i.e. -2%, as a recovery in NOI lags the recovery in market fundamentals due to long term leases. Private market cap rates for prime CBD markets compressed another 50 bps in 2Q11, and we see prime market cap rates at roughly 5.0–6.0%, second tier cities at 6.0–7.0%, tertiary 7.0–9.0%. We estimate office values remain 10–15% below prior peak. Values for suburban markets haven’t recovered much yet, and transactions are just beginning to occur. We expect excess demand for CBD to flow into select secondary markets in 2011.

Outlook:  We believe that stock selection will continue to dominate performance which favors our approach to the sector. However, we should note that we have also made two key assumptions as part of our overall investment thesis: 1) The Eurozone will not implode but will somehow resolve its issues to the market’s general satisfaction; and 2) China will be more restrained in its tightening measures given the decline in home prices and the apparent global economic slowdown. Based on current valuations, we would expect Asia to narrow the discount to NAV gap that seems a bit excessive today, and we will selectively add to the Asian companies with the greatest upside potential. We are also reviewing rapidly expanding markets like Turkey, which already has a well-established REIT structure, as well as Indonesia, India, Brazil and Chile, for possible inclusion in our portfolios. We are also maintaining our European holdings provided the individual companies continue to add value to the portfolio.

In North America, from a macro perspective, it appears that we are more firmly in a state of below trend economic growth as housing and employment continue to recover slowly. Corporate America has de-levered and is on a solid growth trajectory, and US consumers are in recovery mode, while the public sector will continue to struggle with underfunded liabilities and a federal debt structure that is unsustainable in the long term. Under this scenario, we would expect central bank monetary policy to remain dovish at least through the 2012 presidential election. From a micro perspective, all major property sectors have bottomed and are at various stages of recovery. As a result, we anticipate an opportunity for growth over the next two years, coming from higher rents and increased occupancy from existing operating portfolios coupled with material external growth activity. From a portfolio construction standpoint, we will continue to invest in companies which we believe exhibit the best growth prospects on a risk adjusted basis.

Regionally, as of mid-July, our global portfolios are allocated approximately 43% to North America, 37.5% to Asia, 15.5% to Europe, and 4% to Cash, which represents a slight/modest overweight to Asia, slight underweight to Europe and approximately a five percentage point underweight to North America. In summary, we are encouraged by the growth prospects in most Asian and select US markets and by the discounts to our fair value estimates for many Asian and select European companies. We continue to believe that stock selection will be the key driver of investment performance going forward.

We thank you for the support and the confidence you have placed in us.

Sincerely,

Richard J. Adler
President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund — Institutional Shares

June 30, 2011
(Unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. Global Property Fund and the
FTSE EPRA / NAREIT Developed Index From Inception (February 1, 2007) through June 30, 2011

Note:	(1)	FTSE EPRA / NAREIT Developed Index in USD
An Index is unmanaged and does not take into account charges, fees, taxes and other expenses.

	Returns for the Year Ended June 30, 2011
	Average Annual Total Return
	One**	Three	Since
	Year	Years	Inception*

E.I.I. Global Property Fund	33.26%	6.10%	-3.74%
FTSE EPRA / NAREIT Developed Index(1)	33.36%	2.27%	-4.66%

*	Inception date was February 1, 2007.
**	Due to recent market conditions, the Fund has experienced relatively high performance consistent with benchmarks, which may not be sustainable or repeated in the future.
(1)	FTSE EPRA / NAREIT Developed Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.
The Fund’s gross expense ratio is 1.06% as stated in the current prospectus.
The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000,000 invested at the beginning of the period and held for the entire period.

The line entitled “Actual Fund Return,” provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000,000 (for example, an $8,600,000 account value divided by $1,000,000 = 8.60) and multiply the cost shown for your share class in the row entitled “Expenses Paid During Period” to estimate the expenses incurred on your account during this period.

The line entitled “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses

	For the Period January 1, 2010 to June 30, 2011
Expense Table
	Beginning	Ending	Expenses	Net
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	1/1/2011	6/30/2011	Period*	Ratio

E.I.I. Reality Securities Fund
Actual Fund Return	$1,000,000.00	$1,120,400.00	$4,205.94	0.80%
Hypothetical 5% Return	$1,000,000.00	$1,020,827.40	$4,008.44	0.80%

E.I.I. International Property Fund
Actual Fund Return	$1,000,000.00	$1,042,000.00	$5,063.04	1.00%
Hypothetical 5% Return	$1,000,000.00	$1,019,835.62	$5,008.09	1.00%

E.I.I. Global Property Fund
Actual Fund Return	$1,000,000.00	$1,076,730.00	$5,149.15	1.00%
Hypothetical 5% Return	$1,000,000.00	$1,019,835.62	$5,008.09	1.00%

*	Expenses are equal to each Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181 days) or applicable period, then divided by 365 days.

E.I.I. REALTY SECURITIES TRUST

As of June 30, 2011
(unaudited)

E.I.I. Realty Securities Fund

Sectors[1,2]

Apartments	18.97%
Regional Malls	16.45%
Office Property	15.10%
Healthcare	12.13%
Shopping Centers	7.72%
Industrials	7.07%
Self Storage	6.99%
Hotels & Lodging	6.95%
Diversified	5.32%
Short-Term Investment	2.51%
Mixed	0.94%

Subtotal	100.15%
Liabilities In Excess Of Other Assets	-0.15%

Total	100.00%

E.I.I. International Property Fund

Countries[1]

Hong Kong	26.99%
Japan	16.18%
Singapore	12.33%
United Kingdom	11.62%
France	9.85%
Australia	5.30%
Spain	3.91%
United States	3.12%
Thailand	1.94%
Germany	1.82%
China	1.81%
Italy	1.75%
Malaysia	1.70%
Sweden	1.46%

Subtotal	99.78%
Other Assets In Excess Of Liabilities	0.22%

Total	100.00%

E.I.I. Global Property Fund

Countries[1]

United States	44.15%
Hong Kong	15.41%
Japan	8.06%
Singapore	6.96%
United Kingdom	6.06%
France	5.09%
Canada	4.02%
Australia	3.03%
Spain	2.26%
Thailand	1.67%
Sweden	1.04%
China	0.94%
Italy	0.65%
Germany	0.52%

Subtotal	99.86%
Other Assets In Excess Of Liabilities	0.14%

Total	100.00%

[1]	As a percentage of net assets as of June 30, 2011. Holdings are subject to change.
[2]	All positions are denoted in the United States.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments

June 30, 2011

	Shares	Value
COMMON STOCKS – 3.01%

Hotels & Lodging – 3.01%
Hyatt Hotels Corp., Class A *	3,400	$138,788
Starwood Hotels & Resorts Worldwide, Inc.	7,600	425,904

Total Hotels & Lodging (Cost $572,886)		564,692

Total Common Stocks (Cost $572,886)		564,692

REAL ESTATE INVESTMENT TRUSTS (“REITS”) – 94.63%

Apartments – 18.97%
American Campus Communities, Inc.	12,700	451,104
AvalonBay Communities, Inc.	8,500	1,091,400
BRE Properties, Inc., Class A	11,400	568,632
Equity Residential	12,500	750,000
Essex Property Trust, Inc.	5,100	689,979

Total Apartments (Cost $2,336,351)		3,551,115

Diversified – 5.32%
Vornado Realty Trust	10,688	995,908

Total Diversified (Cost $405,795)		995,908

Healthcare – 12.13%
HCP, Inc.	24,500	898,905
Health Care REIT, Inc.	11,200	587,216
Nationwide Health Properties, Inc.	4,350	180,134
Senior Housing Properties Trust	4,900	114,709
Ventas, Inc.	9,300	490,203

Total Healthcare (Cost $1,662,193)		2,271,167

Hotels & Lodging – 3.94%
Host Hotels & Resorts, Inc.	31,492	533,789
LaSalle Hotel Properties	7,700	202,818

Total Hotels & Lodging (Cost $408,455)		736,607

Industrials – 7.07%
Prologis, Inc.	36,947	1,324,180

Total Industrials (Cost $1,023,948)		1,324,180

Mixed – 0.94%
PS Business Parks, Inc.	3,200	176,320

Total Mixed (Cost $185,131)		176,320

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (continued)

June 30, 2011

	Shares	Value
REITs (Continued)

Office Property – 15.10%
Alexandria Real Estate Equities, Inc.	8,800	$681,296
BioMed Realty Trust, Inc.	9,400	180,856
Boston Properties, Inc.	9,900	1,050,984
Douglas Emmett, Inc.	16,700	332,163
Highwoods Properties, Inc.	6,800	225,284
SL Green Realty Corp.	4,300	356,341

Total Office Property (Cost $2,007,223)		2,826,924

Regional Malls – 16.45%
General Growth Properties, Inc.	11,700	195,273
Macerich Co. (The)	14,000	749,000
Simon Property Group, Inc.	15,831	1,840,037
Taubman Centers, Inc.	5,000	296,000

Total Regional Malls (Cost $1,541,240)		3,080,310

Self Storage – 6.99%
Public Storage, Inc.	10,153	1,157,544
Sovran Self Storage, Inc.	3,700	151,700

Total Self Storage (Cost $559,167)		1,309,244

Shopping Centers – 7.72%
Federal Realty Investment Trust	4,900	417,382
Kimco Realty Corp.	24,400	454,816
Ramco-Gershenson Properties Trust	9,000	111,420
Urstadt Biddle Properties, Class A	12,000	217,320
Weingarten Realty Investors	9,700	244,052

Total Shopping Centers (Cost $981,150)		1,444,990

Total United States REITs (Cost $11,110,653)		17,716,765

SHORT TERM INVESTMENT (UNITED STATES) – 2.51%
Blackrock Liquidity Funds Treasury Trust Fund	469,306	469,306

Total Short Term Investment (United States) (Cost $469,306)		469,306

Total Investments – 100.15% (Cost $12,152,845)		18,750,763
Liabilities In Excess Of Other Assets – (0.15%)		(28,720)

Net Assets – 100.00%		$18,722,043

*	Denotes non-income producing security.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments

June 30, 2011

	Shares	Value
COMMON STOCKS – 96.66%

Australia – 5.30%
GPT Group	4,680,280	$15,833,763
Stockland	4,949,940	18,070,889

Total Australia (Cost $31,985,913)		33,904,652

China – 1.81%
Guangzhou R&F Properties Co., Ltd.	8,500,000	11,579,116

Total China (Cost $17,645,844)		11,579,116

France – 9.85%
Gecina SA	13,246	1,850,749
ICADE	111,727	13,773,718
Klepierre	230,550	9,514,746
Unibail-Rodamco SE	163,617	37,824,555

Total France (Cost $52,859,283)		62,963,768

Germany – 1.82%
DIC Asset AG	800,718	10,123,180
GSW Immobilien AG *	43,600	1,494,991

Total Germany (Cost $20,761,913)		11,618,171

Hong Kong – 26.99%
China Overseas Land & Investment, Ltd.	11,024,256	23,631,755
Hang Lung Properties, Ltd.	6,506,300	26,673,217
Hysan Development Co., Ltd.	7,599,407	37,551,447
Kerry Properties, Ltd.	5,116,025	24,655,542
Lifestyle International Holdings, Ltd.	11,167,700	32,579,186
Shangri-La Asia, Ltd.	8,083,492	19,779,558
Sun Hung Kai Properties, Ltd.	530,000	7,717,141

Total Hong Kong (Cost $118,396,167)		172,587,846

Italy – 1.75%
Immobiliare Grande Distribuzione	4,594,862	11,218,517

Total Italy (Cost $15,540,213)		11,218,517

Japan – 16.18%
AEON Mall Co., Ltd.	1,065,540	25,622,569
Daiwa House Industry Co., Ltd.	1,799,000	22,520,914
Mitsubishi Estate Co., Ltd.	1,450,000	25,243,933
Mitsui Fudosan Co., Ltd.	1,490,800	25,437,375
Tokyu Land Corp.	1,105,000	4,652,055

Total Japan (Cost $122,135,248)		103,476,846

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

June 30, 2011

	Shares	Value
COMMON STOCKS (Continued)

Malaysia – 1.70%
SP Setia Berhad	7,852,500	$10,870,492

Total Malaysia (Cost $8,481,417)		10,870,492

Singapore – 12.33%
Capitaland, Ltd.	7,269,600	17,232,434
City Developments, Ltd.	2,475,100	20,968,589
Hongkong Land Holdings, Ltd.	3,125,000	22,250,000
Keppel Land, Ltd.	1,750,000	5,160,476
Wing Tai Holdings, Ltd.	11,024,960	13,201,932

Total Singapore (Cost $79,202,239)		78,813,431

Spain – 3.91%
Melia Hotels International, SA	2,072,154	25,025,797

Total Spain (Cost $31,421,983)		25,025,797

Sweden – 1.46%
Castellum AB	622,513	9,352,419

Total Sweden (Cost $5,909,790)		9,352,419

Thailand – 1.94%
Central Pattana Public Co., Ltd.	13,039,800	12,413,805

Total Thailand (Cost $9,407,278)		12,413,805

United Kingdom – 11.62%
Derwent London plc	734,460	21,531,021
Great Portland Estates plc	2,292,761	16,048,741
Hammerson plc	700,000	5,410,032
Land Securities Group plc	1,817,600	24,876,450
Shaftesbury plc	759,432	6,437,518

Total United Kingdom (Cost $58,040,207)		74,303,762

Total Common Stocks (Cost $571,787,495)		618,128,622

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

June 30, 2011

	Shares	Value

SHORT TERM INVESTMENT (UNITED STATES) – 3.12%
Blackrock Liquidity Funds Treasury Trust Fund	19,954,660	$19,954,660

Total Short Term Investment (United States) (Cost $19,954,660)		19,954,660

Total Investments – 99.78% (Cost $591,742,155)		638,083,282
Other Assets In Excess Of Liabilities – 0.22%		1,396,396

Total Net Assets – 100.00%		$639,479,678

*	Denotes non-income producing security.

	% of Net
Sector Diversification	Assets	Value
Common Stocks:
Real Estate	77.77%	$497,254,578
Consumer Cyclicals	18.89%	120,874,044
Short-Term Investment	3.12%	19,954,660

Total Investments	99.78%	638,083,282
Other Assets In Excess Of Liabilities	0.22%	1,396,396

Net Assets	100.00%	$639,479,678

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments

June 30, 2011

	Shares	Value
COMMON STOCKS – 57.62%

Australia – 3.03%
GPT Group	1,350,000	$4,567,158
Stockland	1,631,960	5,957,844

Total Australia (Cost $9,214,881)		10,525,002

Canada – 4.02%
Boardwalk Real Estate Investment Trust	138,200	6,915,012
RioCan Real Estate Investment Trust	261,834	7,037,586

Total Canada (Cost $13,015,307)		13,952,598

China – 0.94%
Guangzhou R&F Properties Co., Ltd.	2,400,000	3,269,398

Total China (Cost $3,861,606)		3,269,398

France – 5.09%
Gecina SA	4,784	668,427
ICADE	41,850	5,159,273
Klepierre	59,172	2,442,015
Unibail-Rodamco	40,650	9,397,362

Total France (Cost $14,043,546)		17,667,077

Germany – 0.52%
DIC Asset AG	143,066	1,808,730

Total Germany (Cost $3,657,957)		1,808,730

Hong Kong – 15.41%
China Overseas Land & Investment, Ltd.	3,705,168	7,942,452
Hang Lung Properties, Ltd.	2,049,900	8,403,767
Hysan Development Co., Ltd.	2,066,113	10,209,419
Kerry Properties, Ltd.	1,759,123	8,477,701
Lifestyle International Holdings, Ltd.	3,791,400	11,060,534
Shangri-La Asia, Ltd.	3,017,950	7,384,645

Total Hong Kong (Cost $41,651,772)		53,478,518

Italy – 0.65%
Immobiliare Grande Distribuzione	928,200	2,266,233

Total Italy (Cost $3,551,954)		2,266,233

Japan – 8.06%
AEON Mall Co., Ltd.	307,600	7,396,721
Daiwa House Industry Co., Ltd.	525,000	6,572,251
Mitsubishi Estate Co., Ltd.	398,500	6,937,729

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

June 30, 2011

	Shares	Value
COMMON STOCKS (Continued)
Japan (Continued)
Mitsui Fudosan Co., Ltd.	415,000	$7,081,105

Total Japan (Cost $29,421,803)		27,987,806

Singapore – 6.96%
Capitaland, Ltd.	2,281,050	5,407,181
City Developments, Ltd.	768,300	6,508,895
Hongkong Land Holdings, Ltd.	1,340,000	9,540,800
Wing Tai Holdings, Ltd.	2,250,000	2,694,282

Total Singapore (Cost $21,896,418)		24,151,158

Spain – 2.26%
Melia Hotels International, SA	650,000	7,850,173

Total Spain (Cost $6,907,357)		7,850,173

Sweden – 1.04%
Castellum AB	240,400	3,611,686

Total Sweden (Cost $2,779,209)		3,611,686

Thailand – 1.67%
Central Pattana Public Co., Ltd.	6,072,100	5,780,600

Total Thailand (Cost $5,001,864)		5,780,600

United Kingdom – 6.06%
Derwent London plc	220,000	6,449,398
Great Portland Estates plc	528,909	3,702,228
Land Securities Group plc	570,000	7,801,263
Shaftesbury plc	363,800	3,083,843

Total United Kingdom (Cost $13,997,492)		21,036,732

United States – 1.91%
Starwood Hotels & Resorts Worldwide, Inc.	118,100	6,618,324

Total United States (Cost $7,129,940)		6,618,324

Total Common Stocks (Cost $176,131,106)		200,004,035

REAL ESTATE INVESTMENT TRUSTS (“REITS”) – 37.39%

United States – 37.39%
American Campus Communities, Inc.	147,200	5,228,544
Boston Properties, Inc.	127,100	13,492,936
Douglas Emmett, Inc.	189,500	3,769,155
Essex Property Trust, Inc.	80,900	10,944,961

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

June 30, 2011

	Shares	Value
REITs (Continued)
United States (Continued)
Federal Realty Investment Trust	87,800	$7,478,804
HCP, Inc.	183,000	6,714,270
Health Care REIT, Inc.	87,000	4,561,410
Highwoods Properties, Inc.	98,600	3,266,618
Host Hotels & Resorts, Inc.	327,029	5,543,141
Nationwide Health Properties, Inc.	56,700	2,347,947
Prologis Inc	399,007	14,300,411
Public Storage, Inc.	103,600	11,811,436
Simon Property Group, Inc.	170,957	19,870,332
SL Green Realty Corp.	49,800	4,126,926
Taubman Centers, Inc.	65,695	3,889,144
Ventas, Inc.	61,200	3,225,852
Vornado Realty Trust	98,710	9,197,798

Total United States (Cost $92,200,624)		129,769,685

Total United States REITs (Cost $92,200,624)		129,769,685

SHORT TERM INVESTMENT (UNITED STATES) – 4.85%
Blackrock Liquidity Funds Treasury Trust Fund	16,849,379	16,849,379

Total Short Term Investment (United States) (Cost $16,849,379)		16,849,379

Total Investments – 99.86% (Cost $285,181,109)		346,623,099
Other Assets In Excess Of Liabilities – 0.14%		498,788

Total Net Assets – 100.00%		$347,121,887

	% of Net
Sector Diversification	Assets	Value
Common Stocks:
Real Estate	81.76%	$283,778,898
Consumer Cyclicals	13.25%	45,994,822
Short-Term Investment	4.85%	16,849,379

Total Investments	99.86%	346,623,099
Other Assets In Excess Of Liabilities	0.14%	498,788

Net Assets	100.00%	$347,121,887

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Assets and Liabilities

June 30, 2011

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
	Fund	Property Fund	Property Fund

ASSETS:
Investments in securities at fair value (Cost $12,152,845, $591,742,155 and $285,181,109)	$18,750,763	$638,083,282	$346,623,099
Foreign currency at fair value (Cost $0, $730,556 and $193,186)	—	730,622	193,186
Dividends receivable	41,064	1,019,466	616,688
Receivable for investment securities sold	70,369	—	910,914
Receivable for fund shares sold	—	978,207	1,199,875
Tax reclaim receivables	—	330,414	49,898

Total Assets	18,862,196	641,141,991	349,593,660

LIABILITIES:
Payable for investment securities purchased	111,874	—	—
Payable for fund shares redeemed	—	729,653	2,086,227
Investment advisor fees payable	1,121	378,686	184,970
Administration fees payable	2,271	80,255	42,328
Transfer agent fees payable	342	11,079	5,649
Audit and tax fees payable	18,300	29,020	20,480
Legal fees payable	213	8,987	1,308
Custodian fees payable	2,129	38,524	10,742
Trustee fees payable	354	13,381	5,468
Accrued expenses and other payables	3,549	372,728	114,601

Total Liabilities	140,153	1,662,313	2,471,773

NET ASSETS	$18,722,043	$639,479,678	$347,121,887

NET ASSETS consist of:
Par value	42,224	338,916	218,730
Additional paid-in capital	17,072,547	846,239,485	338,801,579
Undistributed net investment income	20,216	3,712,009	1,462,942
Accumulated net realized loss on investment transactions and foreign currency transactions	(5,010,862)	(257,171,522)	(54,807,429)
Net unrealized appreciation on foreign currency	—	19,663	4,075
Net unrealized appreciation on investment securities	6,597,918	46,341,127	61,441,990

NET ASSETS	$18,722,043	$639,479,678	$347,121,887

CAPITAL STOCK, (unlimited authorized shares at $0.01 par value)
Institutional Class Shares Outstanding	4,222,381	33,891,563	21,873,041

NET ASSET VALUE, offering and redemption price per share*
Institutional Class Share	$4.43	$18.87	$15.87

*	E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the “Fund”, collectively the “Funds”) have imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee is assessed and retained by each Fund for the benefit of their remaining shareholders.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Operations

For the Year Ended June 30, 2011

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
	Fund	Property Fund	Property Fund

INVESTMENT INCOME:
Dividends (less foreign taxes withheld $355, $974,211 and $306,400)	$317,827	$18,072,019	$7,949,647
Interest	13	1,663	741

Total Investment Income	317,840	18,073,682	7,950,388

EXPENSES:
Investment advisory fees (see note C)	126,061	4,352,837	2,246,984
Administration fees	25,212	870,567	449,397
Trustees fees and expenses	1,284	44,321	22,869
Transfer agent fees	11,051	161,366	66,219
Legal fees	2,461	84,058	43,066
Audit and tax fees	31,301	51,549	35,149
Custodian fees	13,696	215,341	93,600
Miscellaneous expenses	30,859	208,458	116,638

Total Expenses	241,925	5,988,497	3,073,922
Less: expenses waived / reimbursed by Adviser (see note C)	(107,460)	(184,715)	(77,943)

Net Expenses	134,465	5,803,782	2,995,979

Net Investment Income	183,375	12,269,900	4,954,409

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investment transactions	1,765,726	(5,412,871)	3,640,814
Net realized gain (loss) on foreign currency transactions	—	(170,194)	(25,027)
Net change in unrealized appreciation on investment securities*	2,936,759	150,719,145	70,099,601
Net change in unrealized depreciation on foreign currency transactions	—	184,545	22,003

Net realized and unrealized gain (loss) on investment securities and foreign currency transactions	4,702,485	145,320,625	73,737,391

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,885,860	$157,590,525	$78,691,800

*	Change in unrealized appreciation (depreciation) on investment securities for the E.I.I. International Property and E.I.I. Global Property Funds are net of increase in deferred foreign capital gains tax of ($338,068) and ($104,264), respectively, on certain appreciation of certain foregin securities.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Realty Securities Fund
	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$183,375	$368,998
Net realized gain (loss) on investments transactions	1,765,726	(850,035)
Net change in unrealized appreciation on investment securities	2,936,759	6,606,215

Net increase in net assets resulting from operations	4,885,860	6,125,178

Distributions From:
Net investment income	(258,325)	(365,463)

Total Distributions	(258,325)	(365,463)

Capital Share Transactions — Institutional Class:
Shares issued	5,577,500	3,474,861
Shares reinvested	167,104	170,527
Shares redeemed	(5,233,636)	(9,282,588)
Redemption fees	1,716	—

Net Increase (decrease) from capital share transactions	512,684	(5,637,200)

Total increase in net assets	5,140,219	122,515

NET ASSETS
Beginning of Year	13,581,824	13,459,309

End of Year	$18,722,043	$13,581,824

Shares Issued and Redeemed — Institutional Class:
Shares issued	1,398,801	1,194,398
Shares reinvested	44,609	56,354
Shares redeemed	(1,283,874)	(3,142,628)

	159,536	(1,891,876)

Undistributed net investment income	$20,216	$95,166

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. International Property Fund
	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$12,269,900	$7,616,456
Net realized loss on investments transactions	(5,412,871)	(46,065,479)
Net realized gain on foreign currency transactions	(170,194)	(195,111)
Net change in unrealized appreciation on investment securities	150,719,145	75,610,468
Translation of assets and liabilities in foreign currencies	184,545	(131,826)

Net increase in net assets resulting from operations	157,590,525	36,834,508

Distributions From:
Net investment income	(12,196,659)	(8,286,269)

Total Distributions	(12,196,659)	(8,286,269)

Capital Share Transactions — Institutional Class:
Shares issued	186,565,509	127,917,802
Shares reinvested	8,316,662	5,891,114
Shares redeemed	(147,954,325)	(175,408,135)
Redemption fees	18,669	19,400

Net Increase (decrease) from capital share transactions	46,946,515	(41,579,819)

Total increase in net assets	192,340,381	(13,031,580)

NET ASSETS
Beginning of Year	447,139,297	460,170,877

End of Year	$639,479,678	$447,139,297

Shares Issued and Redeemed — Institutional Class:
Shares issued	10,307,853	8,431,464
Shares reinvested	461,524	378,120
Shares redeemed	(8,358,894)	(11,776,352)

	2,410,483	(2,966,768)

Undistributed net investment income	$3,712,009	$3,884,418

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Global Property Fund
	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,954,409	$3,120,794
Net realized gain (loss) on investments transactions	3,640,814	(5,455,589)
Net realized gain on foreign currency transactions	(25,027)	(54,314)
Net change in unrealized appreciation on investment securities	70,099,601	26,022,640
Translation of assets and liabilities in foreign currencies	22,003	(16,068)

Net increase in net assets resulting from operations	78,691,800	23,617,463

Distributions From:
Net investment income	(5,358,833)	(2,437,777)

Total Distributions	(5,358,833)	(2,437,777)

Capital Share Transactions — Institutional Class:
Shares issued	116,017,814	94,667,732
Shares reinvested	5,082,155	2,257,531
Shares redeemed	(50,579,927)	(22,813,845)
Redemption fees	1,297	1,200

Net increase from capital share transactions	70,521,339	74,112,618

Total increase in net assets	143,854,306	95,292,304

NET ASSETS
Beginning of Year	203,267,581	107,975,277

End of Year	$347,121,887	$203,267,581

Shares Issued and Redeemed — Institutional Class:
Shares issued	8,267,776	7,709,160
Shares reinvested	345,604	176,922
Shares redeemed	(3,515,600)	(1,850,272)

	5,097,780	6,035,810

Undistributed net investment income	$1,462,942	$1,780,310

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Financial Highlights
For an Institutional Class Share Outstanding Throughout Each Year.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008	June 30, 2007

Net Asset Value, Beginning of Year	$3.34	$2.26	$4.04	$6.24	$10.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.04 (1)	0.08	0.08	0.10	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	1.12	1.07	(1.76)	(0.70)	1.37

Total from Investment Operations	1.16	1.15	(1.68)	(0.60)	1.50

LESS DISTRIBUTIONS:
Net Investment Income	(0.07)	(0.07)	(0.09)	(0.09)	(0.12)
Net Realized Gains on Securities	—	—	(0.01)	(1.51)	(5.99)

Total Distributions	(0.07)	(0.07)	(0.10)	(1.60)	(6.11)

REDEMPTION FEES	— (2)	—	—	—	—

Net Asset Value, End of Year	$4.43	$3.34	$2.26	$4.04	$6.24

Total Return(3)	34.96%	51.56%	(42.14)%	(10.82)%	9.58%

Net Assets, End of Year (thousands)	$18,722	$13,582	$13,459	$26,889	$28,146
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	0.80%	0.80%	0.80%	0.84%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.44%	1.78%	1.61%	1.27%	1.26%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.09%	2.52%	2.82%	1.84%	1.16%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	0.45%	1.54%	2.01%	1.41%	0.90%
Portfolio Turnover Rate	99%	110%	71%	132%	76%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Financial Highlights
For an Institutional Class Share Outstanding Throughout Each Year.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008	June 30, 2007

Net Asset Value, Beginning of Year	$14.20	$13.36	$16.79	$24.41	$17.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.36	0.23 (1)	0.26	0.29	0.26 (1)
Net Gain (Loss) on Securities (Realized and Unrealized)	4.68	0.86	(3.36)	(7.35)	7.21

Total from Investment Operations	5.04	1.09	(3.10)	(7.06)	7.47

LESS DISTRIBUTIONS:
Net Investment Income	(0.37)	(0.25)	(0.30)	(0.21)	(0.39)
Net Realized Gains on Securities	—	—	(0.03)	(0.35)	(0.32)

Total Distributions	(0.37)	(0.25)	(0.33)	(0.56)	(0.71)

REDEMPTION FEES(2)	—	—	—	—	—

Net Asset Value, End of Year	$18.87	$14.20	$13.36	$16.79	$24.41

Total Return(3)	35.63%	7.96%	(17.99)%	(29.39)%	42.61%

Net Assets, End of Year (thousands)	$639,480	$447,139	$460,171	$704,872	$567,638
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.03%	1.05%	1.05%	1.01%	1.12%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	2.11%	1.49%	1.78%	1.56%	1.12%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	2.08%	1.44%	1.73%	1.55%	1.00%
Portfolio Turnover Rate	10%	8%	21%	11%	20%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Financial Highlights
For an Institutional Class Share Outstanding Throughout Each Period.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008	June 30, 2007(1)

Net Asset Value, Beginning of Period	$12.12	$10.05	$14.01	$19.22	$20.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.22	0.19	0.22	0.18	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	3.79	2.07	(4.00)	(5.22)	(0.87)

Total from Investment Operations	4.01	2.26	(3.78)	(5.04)	(0.78)

LESS DISTRIBUTIONS:
Net Investment Income	(0.26)	(0.19)	(0.18)	(0.16)	—
Net Realized Gains on Securities	—	—	—	(0.01)	—

Total Distributions	(0.26)	(0.19)	(0.18)	(0.17)	—

REDEMPTION FEES(2)	—	—	—	—	—

Net Asset Value, End of Period	$15.87	$12.12	$10.05	$14.01	$19.22

Total Return(3)	33.26%	22.36%	(26.75)%	(26.34)%	(3.90	)%(4)

Net Assets, End of Period (thousands)	$347,122	$203,268	$107,975	$144,968	$71,244
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.00%	1.00%	1.00%	1.00%	1.00	%(5)
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.03%	1.06%	1.12%	1.05%	1.57	%(5)
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.65%	1.87%	2.35%	1.60%	1.74	%(5)
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.63%	1.81%	2.23%	1.55%	1.17	%(5)
Portfolio Turnover Rate	18%	19%	39%	18%	8	%(4)

(1)	The Fund commened operation on February 1, 2007.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	Total return and portfolio turnover rate are not annualized for periods less than one year.
(5)	Annualized.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements

June 30, 2011

A. Organization:

E.I.I. Realty Securities Trust (the “Trust”) was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. E.I.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a “Fund” or collectively as the “Funds”.

E.I.I. Realty Securities Fund’s investment objective is to provide the diversification and total return potential of investments whose business is to own, operate, develop and manage real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctaution.

E.I.I. International Property Fund’s investment objective is to provide current income and long-term capital gains by investing primarily in international property companies whose business is to own, operate and manage international real estate.

E.I.I. Global Property Fund’s investment objective is total return by investing in U.S. and non-U.S. companies whose business is to own, operate, develop and manage real estate.

Fund Shares

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of June 30, 2011, the Adviser and Investor classes have not commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Such policies are consistently followed by the Funds in preparation of their financial statements.

Use of Estimates: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds’ portfolio securities. The Funds estimate components of distributions from REITs. These distributions may be classified as either dividend income, capital gains or as non-taxable return of capital distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds’ portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

Return of capital distributions are recorded as a reduction of cost of the related securities. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Security Valuation: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2011

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust’s Price Valuation Committee under procedures adopted by the Trust’s Board of Trustees.

Most foreign markets close before the close of trading on the New York Stock Exchange (“NYSE”). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund’s share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Trust’s Price Valuation Committee, established by the Trust’s Board of Directors.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

Fair Value Measurements: The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Fair value is defined as the price that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Fund Management’s own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level in the fair value hierarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Funds’ investments by the above fair value hierarchy levels as of June 30, 2011:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. REALTY SECURITIES FUND	June 30, 2011	Price	Input	Input
Investments in Securities*	$18,750,763	$18,750,763	$—	$—

Total	$18,750,763	$18,750,763	$—	$—

*	See Schedule of Investment for geographic and industry sector breakouts.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2011

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. INTERNATIONAL PROPERTY FUND	June 30, 2011	Price	Input	Input
Investments in Securities*	$638,083,282	$638,083,282	$—	$—

Total	$638,083,282	$638,083,282	$—	$—

*	See Schedule of Investments for geographic and sector breakouts.

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. GLOBAL PROPERTY FUND	June 30, 2011	Price	Input	Input
Investments in Securities*	$346,623,099	$346,623,099	$—	$—

Total	$346,623,099	$346,623,099	$—	$—

*	See Schedule of Investments for geographic and sector breakouts.

Transfers in and out of levels 1, 2 and 3 of the fair value heirarchy are recognized as of the beginning of the reporting period. There were no transfers between any of the levels during the year ended June 30, 2011. Additionally, there were no level 3 investments held during the year.

Foreign Currency Translation: Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in securities.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

Foreign Income Taxes: The Funds may be subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the Funds upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the Funds as a reduction of income. Deferred tax expense attributable to net unrealized capital gains is reflected as a component of change in appreciation (depreciation) on investment securities and is reported on the Statement of Operations under net change in unrealized appreciation on investment securities.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each Fund.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date or as soon as the Funds are

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2011

informed of the dividend. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

For the year ended June 30, 2011, permanent differences resulting primarily from foreign currency transactions, foreign gains tax and passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets as follows:

		Increase/(Decrease)	Increase/(Decrease)
		Undistributed	Accumulated
	Increase/(Decrease)	Net Investment	Net Realized
Fund	Paid-in Capital	Income/(Loss)	Gain/(Loss)
E.I.I. Realty Securities Fund	$—	$—	$—
E.I.I. International Property Fund	—	(245,650)	245,650
E.I.I. Global Property Fund	(725)	87,056	(86,331)

Net investment income and net realized gains/(losses), as disclosed on the Statement of Operations and net assets were not affected by these reclassifications.

Federal Income Taxes: The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. It is each Fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expenses, respectively. As of June 30, 2011, management has evaluated the tax positions of each Fund, and has determined that there is no impact on the Fund’s financial statements.

New Accounting Pronouncement: In May 2011, the Financial Accounting Standards Board (“FASB”) issued codification Accounting Standards Update (“ASU”) No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2011

The new and revised disclosures are effective for annual reporting periods beginning after December 15, 2011 and interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed by Management, but it is not expected to have a material impact on the financial statements.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. Adoption of this Act has been assessed by Management, and is not expected to have a material impact on the financial statements.

Real Estate Securities Risk: The Funds investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. REITs are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Funds, including significantly reducing return to the Funds on their investment in such securities.

Foreign Issuer Risk: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. Investing in these foreign issuers involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments, which could adversely affect the value of such securities. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

Currency Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

Indemnifications: In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these indeminfication provisions and expects risk or loss thereunder to be remote. Therefore, the Funds have not accrued any liability in connection with these indemnification provisions.

C. Investment Advisory and Administrative Services:

Investment Advisory Fee

The Funds have entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the “Adviser” or “E.I.I.”) for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds’ average daily net assets.

Administration Fee

E.I.I. will also provide administrative services to the Funds. Under the Administrative Services Agreement, E.I.I. receives a fee payable monthly at an annual rate of 0.15% of the Funds’ average daily net assets. E.I.I. has entered into the Sub-Administration Agreement with BNY Mellon Investment Servicing (US Inc.) (“BNY Mellon”), formerly known as

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2011

PNC Global Investment Servicing (U.S.) Inc., under which E.I.I. pays BNY Mellon to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration Agreement, BNY Mellon provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust’s arrangements with its custodian and assistance in the preparation of the Trust’s registration statements under federal and state laws.

Transfer Agent Fee

BNY Mellon also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

Custody Fee

PFPC Trust Company, a member of BNY Mellon, serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust. Effective July 1, 2011 PFPC Trust Company was renamed The Bank of New York Mellon.

Trustees Fee

Effective January 1, 2011, the Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $8,000 on an annual basis. (Prior to January 1, 2011, the Funds paid each Independent Trustee an annual fee of $16,000 and the Chairman of the Board $20,000. The renumeration paid to the Trustees prior to January 1, 2011 was $26,000.) The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets. The aggregate renumeration paid to the Trustees by the Funds during the year ended June 30, 2011 was $66,000.

Distributor

BNY Mellon Distributors Inc., formerly PFPC Distributors, Inc., serves as the distributor of the Funds’ shares. Any distribution fees incurred by the Funds is paid by the Adviser.

Expense Limits and Fee Waiver

E.I.I. has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or assume the expenses of the Funds to the extent necessary to keep the annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average net assets and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of a portion or all of such waived fees and/or assumed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory Fees were waived and/or expenses were assumed, subject to the 0.80% and 1.00% expense limitation stated above. The total amount of fees waived and/or assumed by the Adviser during the last three fiscal years ended June 30, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the funds’ respective expense limitation, is as follows:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Fiscal Year ended 2011	$107,460	$184,715	$77,943
Fiscal Year ended 2010	143,446	273,548	103,171
Fiscal Year ended 2009	140,168	210,039	130,210

Total	$391,074	$668,302	$311,324

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2011

D. Investment Transactions:

For the Year Ended June 30, 2011, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Purchases	$16,822,342	$95,619,602	$114,287,450
Sales	16,441,397	56,765,728	49,725,212

E. Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2011 and June 30, 2010 was as follows:

	Distribution Paid in 2011		Distribution Paid in 2010
	Ordinary	Long-Term	Ordinary	Long-Term
Fund	Income*	Capital Gain	Income*	Capital Gain
E.I.I. Realty Securities Fund	$258,325	$—	$365,463	$—
E.I.I. International Property Fund	12,196,659	—	8,286,269	—
E.I.I. Global Property Fund	5,358,833	—	2,437,777	—

Total Taxable Distributions	$17,813,817	$	$11,089,509	$

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions

F. Components of Distributable Earnings:

As of June 30, 2011, the components of accumulated earnings on a tax basis were as follows:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Undistributed ordinary income	$20,216	$29,193,513	$11,693,127
Unrealized appreciation (depreciation)*	6,268,176	14,306,980	48,949,445

Total accumulated earnings	$6,288,392	$43,500,493	$60,642,572

*	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of passive foreign investment companies (“PFIC”).

As of June 30, 2011, the capital loss carryforwards available to offset possible future gains are as follows:

	Capital Loss
Fund	Carryforwards	2017	2018	2019
E.I.I. Realty Securities Fund	$(4,681,120)	$(39,353)	$(4,641,767)	$—
E.I.I. International Property Fund	(250,518,469)	(70,118,336)	(163,285,974)	(17,114,159)
E.I.I. Global Property Fund	(52,515,685)	(11,671,017)	(40,844,668)	—

During the year ended June 30, 2011, E.I.I. Global Property Fund utilized $2,727,054 of prior year capital loss carryforwards.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2011

G. Post October loss:

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2011, the post-October capital and foreign currency losses deferred are as follows:

	Post-October	Post-October
	Capital Loss	Foreign Currency
Fund	Deferral	Loss Deferral
E.I.I. Realty Securities Fund	$—	$—
E.I.I. International Property Fund	—	80,747
E.I.I. Global Property Fund	—	17,677

Such losses will be treated as arising on the first day of the fiscal year ended June 30 2012.

H. Tax Cost of Securities:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at June 30, 2011 for each Fund were as follows:

Fund	Cost	Appreciation	(Depreciation)	Net
E.I.I. Realty Securities Fund	$12,482,587	$6,632,233	$(364,057)	$6,268,176
E.I.I. International Property Fund	623,795,965	78,388,329	(64,101,012)	14,287,317
E.I.I. Global Property Fund	297,677,729	59,354,023	(10,408,653)	48,945,370

I. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
E.I.I. Realty Securities Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the three portfolios constituting E.I.I. Realty Securities Trust) (collectively, the “Funds”), as of June 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting E.I.I. Realty Securities Trust at June 30, 2011 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 29, 2011

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited)

June 30, 2011

Tax Information

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

Of the distributions made by the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund, 0.37% and 0.08%, respectively, may qualify for the dividends received deduction available to corporate shareholders.

If a Fund meets the requirements of section 853 of the Internal Revenue Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the E.I.I. International Property Fund from sources within foreign countries and possessions of the United States is $0.5620 per share (representing a total of $19,046,181). The total amount of taxes paid to such countries is $0.0129 per share (representing a total of $438,812). The total amount of income received by the E.I.I. Global Property Fund from sources within foreign countries and possessions of the United States is $0.2641 per share (representing a total of $5,775,658). The total amount of taxes paid to such countries is $0.0049 per share (representing a total of $106,648).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the distributions made by the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund, 1.20%, 49.37% and 33.00%, respectively, represent the amount of each distribution which may qualify for the 15% dividend income tax rate. These figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

E.I.I. Realty Securities Trust Proxy Voting Guidelines

E.I.I. Realty Securities, Inc., the Funds’ Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC’s web site at www.sec.gov.

In addition, each Fund’s complete proxy voting record for the 12 months ended June 30, 2011 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC’s website at www.sec.gov.

E.I.I. Realty Securities Trust Quarterly Reporting of Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.govand may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Contract

At an in-person meeting held on May 10, 2011, the Board of Trustees (the “Trustees” or the “Board”), including the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended) (the “Independent Trustees”), of E.I.I. Realty Securities Trust (the “Trust”) considered the annual approval of the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of E.I.I. Realty Securities Fund (“RSF”), E.I.I. International Property Fund (“IPF”), E.I.I. Global Property Fund (“EGF”) (the “Funds”), and E.I.I. Realty Securities, Inc. (“E.I.I.” or the “Adviser”).

The Trustees reviewed with counsel to the Trust the information provided to them in connection with their review of the Advisory Agreement for the Funds, including: a legal memorandum setting forth the Trustees’ responsibilities in considering approval of the Advisory Agreement; information on the Adviser, including Part II of the Form ADV; and comparative fee, expense and performance information provided by Lipper Inc. (“Lipper”) based upon fund peer groups selected by Lipper.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited) (continued)

June 30, 2011

The Board also met with representatives from the Adviser to discuss information about the firm’s profitability and business plans, and staffing and investment performance issues.

The Board reviewed and considered the nature and extent of the investment advisory services provided by E.I.I. under the Advisory Agreement, including portfolio management, investment research and securities trading. The Trustees also reviewed and considered the nature and extent of the non-advisory, administrative services provided by E.I.I. under an Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. The Board also compared the nature of the services provided by E.I.I. with similar services provided by non-affiliated advisers, as reported to the Board by Lipper.

The Trustees reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of E.I.I. who provided the administrative and investment advisory services to the Funds. The Trustees determined that E.I.I.’s portfolio managers and key personnel were well qualified by education and/or training and experience to perform the services in an efficient and professional manner.

The Trustees reviewed the performance of the Funds as shown in reports provided by Lipper, compared to the performance of comparable funds selected by Lipper (the “performance peer group”). When considering a Fund’s performance, the Board and the Adviser placed emphasis on trends and longer-term returns (focusing on one-year, three-year, five-year and ten-year performance, as of March 31, 2011, or since inception, as applicable).

The Trustees concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds. They also concluded that the overall quality of the advisory and administrative services was satisfactory.

The Trustees reviewed the advisory and administrative fees (together, the “management fee”) paid by the Funds and the total expense ratios of the Funds. They noted that: (i) each Fund’s contractual management fee rate was higher than the median management fee rates for funds selected by Lipper (the “expense peer group”) that are managed by other advisers with investment strategies comparable to those of the Funds, as shown in the Lipper report for the Funds; (ii) EGF’s actual management fee was above the median expense peer group but RSF’s and IPF’s were below the median expense peer groups; and (3) each Fund’s actual total expense ratios were below the expense peer group averages because of fee waivers. The Trustees concluded that the Fund’s total expense ratios and management fees were competitive with the expense peer groups. The Independent Trustees reviewed the structure of each Fund’s management fee schedule under the Advisory Agreement and noted that it did not include any breakpoints, but that the Funds benefited from fee waivers.

The Trustees considered and reviewed information concerning the costs incurred and profits realized by E.I.I. from its relationship with the Funds and concluded that the profits earned by E.I.I. were not excessive in light of the advisory, administrative and other services provided to the Funds.

The Trustees did not identify any so called “fall out benefits” derived by E.I.I. from its relationship with the Funds although it did consider whether E.I.I. realized any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Funds and/or other clients managed by E.I.I. would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Funds. The Trustees recognized that the receipt of such research from brokers might reduce E.I.I.’s cost but concluded that the receipt of such research strengthens the investment management resources of E.I.I., which might ultimately benefit the Funds and other funds and clients.

The Trustees considered whether E.I.I. was financially sound and had the resources necessary to perform its obligations under the Advisory Agreement. The Trustees noted that E.I.I.’s operations remained profitable, although reduced assets under management in recent years had reduced E.I.I.’s profitability. The Independent Trustees concluded that E.I.I. had the financial resources necessary to fulfill its obligations under the Advisory Agreement.

The Trustees also reviewed and considered the historical relationship between the Funds and E.I.I., including the policies and procedures formulated and adopted by E.I.I. for managing each Fund’s operations and the Trustees’ confidence in the

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited) (continued)

June 30, 2011

competence and integrity of the senior managers and key personnel of E.I.I. The Board concluded that it was beneficial for the Funds to continue their relationship with E.I.I.

The Board considered the controls and procedures adopted and implemented by E.I.I. and monitored by the Trust’s Chief Compliance Officer and concluded that the conduct of business by E.I.I. indicated a good faith effort to adhere to high ethical standards in the conduct of the Fund’s business.

The Independent Trustees met in executive session with counsel to the Trust to discuss the renewal of the Advisory Agreement for each Fund. After the Independent Trustees’ executive session, the full Board unanimously concluded, after considering and weighing all of the above factors, that it would be in the best interest of each Fund and its shareholders to approve the renewal of the Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Trustees. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Advisory Agreement.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited) (continued)

June 30, 2011

E.I.I. Realty Securities Trust

     TRUSTEE AND OFFICERS INFORMATION
Information pertaining to the Trustees and Officers of the Company is set forth below. The mailing address of the Trustees and Officers is 640 Fifth Avenue, 8th Floor, New York, New York 10019. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (888) 323-8912

	Term of Office[1]		Number of Portfolios
Name, (Age), Address and	and Length of	Principal Occupation(s)	in Fund Complex	Other Directorships
Position(s) with Company	Time Served	During Past 5 Years	Overseen by Trustee	Held by Trustee[2]
Disinterested Trustee

Warren K. Greene, 75 Chairman & Independent Trustee	Trustee since 1998; Chairman since May 2005	President, American Investors Fund LLC, Senior Vice President, NorthCoast Asset Management LLC.	3	Trustee, Renaissance Capital Greenwich Funds.

Joseph Gyourko, 54 Independent Trustee	Trustee since June 1998	Martin Bucksbaum Professor of Real Estate, Finance, Business & Public Policy, The Wharton School, University of Pennsylvania	3	None.

Juan M. Meyer, 67 Independent Trustee	Trustee since December 2005	Executive Vice President, Genspring Family Offices, since February 2003; President, Eagle Capital International (family office), from February 1984 to February 2003.	3	Director, Cathay Investment Fund; Trustee, Northern Trust Multi-Advisor Fund.

Interested Trustees[3]

Christian A. Lange, 71 Trustee, Chief Investment Officer	Trustee since October 2003	President and Chief Executive Officer of European Investors Incorporated	3	Director, E.I.I. Voyager U.S. Leaders Equity Company, Director of Amadeus Capital Vision PLC, Director of E.I.I. Real Estate Securities Advisors.

Officers

Richard J. Adler, 64 Chief Executive Officer & President	President since May 2004	Managing Director, E.I.I.	3	N/A

Kathleen Heineken, 29 Secretary	Secretary since September 2010	Compliance Associate and Director of Mutual Fund Administration, E.I.I. since May 2007	3	N/A

Michael J. Meagher, 49 Treasurer & Chief Compliance Officer	Treasurer since May 2003; Chief Compliance Officer since October 2004	Senior Vice President, Chief Compliance Officer and Director of Mutual Funds, E.I.I. since March 2003.	3	N/A

[1]	Each Trustee and officer shall hold office until his successor shall have been elected and qualified.

[2]	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

[3]	Mr. Lange is considered to be an “interested person” (as defined by the 1940 Act) of the Trust because of his employment with an affiliate of the Adviser.

Investment Adviser & Administrator

E.I.I. Realty Securities, Inc.
640 Fifth Avenue
8th Floor
New York, NY 10019
(800) 667-0794

Sub-Administrator

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-5120

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian

The Bank of New York Mellon
2 Hanson Place
Brooklyn, NY 11217

Distributor

BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406

Legal Counsel

Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Officers & Trustees

Richard J. Adler, President &
Chief Executive Officer
Kathleen Heineken, Secretary
Michael J. Meagher, Treasurer &
Chief Compliance Officer
Warren K. Greene, Independent
Chairman & Trustee
Joseph Gyourko, Independent Trustee
Juan M. Meyer, Independent Trustee
Christian A. Lange, Trustee

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that Warren Greene is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $96,810 in 2010 and $100,200 in 2011.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $5,000 in 2010 and $5,000 in 2011.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,200 in 2010 and $12,600 in 2011.

All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2010 and $7,000 in 2011. Fees for 2011 are for the Trust’s subscription to the EY PFIC Analyzer.

(e)(1) All pre approvals described in paragraph (c)(7) of Rule 2-01 of Regulation S-X will be done by the Audit Committee on an ad hoc basis.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 0%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $17,200 in 2010 and $24,600 in 2011.

(h)	Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)      EII Realty Securities Trust

By (Signature and Title)*	/s/ Richard J. Adler Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date	8/31/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Adler Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date	8/31/11

By (Signature and Title)*	/s/ Michael J. Meagher Michael J. Meagher, Vice President and Treasurer
(principal financial officer)

Date	8/31/11

*	Print the name and title of each signing officer under his or her signature.